          As Filed with the Securities and Exchange Commission on April 30, 1999
                                                       Registration No. 33-77322
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6

                 REGISTRATION STATEMENT UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                         POST-EFFECTIVE AMENDMENT NO. 6

                       SECURITY VARILIFE SEPARATE ACCOUNT
                            (SECURITY ELITE BENEFIT)
                           (Exact Name of Registrant)

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                               (Name of Depositor)

                             700 SW Harrison Street
                            Topeka, Kansas 66636-0001
               (Address of Depositor's Principal Executive Office)

                                                          Copies to:
    Amy J. Lee                                            Jeffrey S. Puretz
    Associate General Counsel                             Dechert Price & Rhoads
    Security Benefit Group Building                       1775 Eye Street, N.W.
    700 SW Harrison Street                                Washington, D.C. 20006
    Topeka, Kansas 66636-0001
    (Name and Address of Agent for Service of Process)

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b)
[X] on April 30, 1999 pursuant to paragraph (b)
[_] 60 days after filing pursuant to paragraph (a) (1)
[_] on April 30, 1999 pursuant to paragraph (a) (1) of Rule 485
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Filing Fee:   None

Title of Securities Being Registered: Interests in a separate account under individual flexible premium variable life insurance policies.

                     SECURITY ELITE BENEFIT

         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
        ISSUED BY SECURITY BENEFIT LIFE INSURANCE COMPANY
                     700 SW HARRISON STREET
                    TOPEKA, KANSAS 66636-0001
                         1-800-888-2461

   This Prospectus describes Security Elite Benefit, a flexible premium variable life insurance policy ("the "Policy," or "the "Policies") offered by Security Benefit Life Insurance Company ("Security Benefit"). As long as the Policy remains in force, it provides lifetime insurance protection on the Insured named in the Policy through the Maturity Date. The Policy provides maximum flexibility in connection with premium payments and death benefits by permitting you, subject to certain restrictions, to vary the frequency and amount of premium payments and to increase or decrease the death benefit payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You may surrender the Policy for its Net Cash Surrender Value.

   You may allocate net premium payments to one or more of the Variable Accounts that comprise a separate account of Security Benefit called the Security Varilife Separate Account), or to the Fixed Account of Security Benefit. Any portion of a net premium allocated to one or more of the Variable Accounts is invested in the corresponding Series of the SBL Fund. The Variable Accounts and the corresponding Series of the Fund available under the policy are listed below:

*  Growth (Series A)
*  Growth-Income (Series B)
*  Money Market (Series C)
*  Worldwide Equity (Series D)
*  High Grade Income (Series E)
*  Mid Cap (Series J)

*  Global Strategic Income (Series K)
*  Global Total Return (Series M)

*  Managed Asset Allocation (Series N)
*  Equity Income (Series O)
*  Social Awareness (Series S)

   Amounts that you allocate to the Variable Accounts WILL VARY BASED UPON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNTS TO WHICH THE ACCUMULATED VALUE IS ALLOCATED. No minimum amount of Accumulated Value is guaranteed.

   Amounts that you allocate to the Fixed Account will accrue interest at rates declared by Security Benefit.


   You may choose from two death benefit options. Under either option, for so long as the Policy remains in force, the death benefit will never be less than the current Specified Amount.


   You may return the Policy according to the terms of its Free-Look Right (see "Right to Examine a Policy -- Free-Look Right," page 18). During the Free-Look Right, net premium payments allocated to the Separate Account will be invested in the Money Market Variable Account.

   It may not be advantageous to replace existing insurance with the Policy.

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THE  SECURITIES AND EXCHANGE  COMMISSION  HAS NOT APPROVED OR DISAPPROVED  THESE
SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SBL FUND. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

THE POLICY INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

PROSPECTUS DATED MAY 1, 1999
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
                                TABLE OF CONTENTS
                                                            Page

IMPORTANT TERMS............................................    4
SUMMARY OF THE POLICY......................................    5

   PURPOSE OF THE POLICY...................................    6
   POLICY VALUES...........................................    6
   THE DEATH BENEFIT.......................................    6
   PREMIUM FEATURES........................................    6
   CHARGES AND DEDUCTIONS..................................    6
     Premium Tax...........................................    6
     Deductions from Accumulated Value.....................    7
     Deductions from the Variable Accounts.................    7
     Tax Treatment of Policy...............................    7

   ALLOCATION OPTIONS......................................    7
   TRANSFER OF ACCUMULATED VALUE...........................    8
   POLICY LOANS............................................    8
   FREE-LOOK RIGHT.........................................    8
   SURRENDER RIGHT.........................................    8
   PARTIAL WITHDRAWAL BENEFITS.............................    8
   THE FIXED ACCOUNT.......................................    8
   CONTACTING SECURITY BENEFIT.............................    8
INFORMATION ABOUT SECURITY BENEFIT AND THE SEPARATE ACCOUNT    8
   SECURITY BENEFIT LIFE INSURANCE COMPANY.................    8
   YEAR 2000 COMPLIANCE....................................    8
   SECURITY VARILIFE SEPARATE ACCOUNT......................    9
   SBL FUND................................................    9
     Series A..............................................   10
     Series B..............................................   10
     Series C..............................................   10
     Series D..............................................   10
     Series E..............................................   10
     Series J..............................................   10
     Series K..............................................   10
     Series M..............................................   10
     Series N..............................................   10
     Series O..............................................   10
     Series S..............................................   10
   THE INVESTMENT ADVISER..................................   10
THE POLICY.................................................   11
   APPLICATION FOR A POLICY................................   11
   PREMIUMS................................................   11
   GUARANTEED DEATH BENEFIT PREMIUM........................   12
   ALLOCATION OF NET PREMIUMS..............................   12
   DOLLAR COST AVERAGING OPTION............................   12
   ASSET REALLOCATION OPTION...............................   13
   TRANSFER OF ACCUMULATED VALUE...........................   14
   DEATH BENEFIT...........................................   14
     Option A..............................................   14
     Option B..............................................   14
     Examples of Options A and B...........................   14
   CHANGES IN DEATH BENEFIT OPTION.........................   15
   CHANGES IN SPECIFIED AMOUNT.............................   15
     Increases.............................................   15
     Decreases.............................................   15
   POLICY VALUES...........................................   16
     Accumulated Value.....................................   16
     Net Cash Surrender Value..............................   16
   DETERMINATION OF ACCUMULATED VALUE......................   16
   POLICY LOANS............................................   16
   BENEFITS AT MATURITY....................................   17
   SURRENDER...............................................   17
   PARTIAL WITHDRAWAL BENEFITS.............................   17
   RIGHT TO EXAMINE A POLICY--FREE-LOOK RIGHT..............   18
   LAPSE...................................................   18
   REINSTATEMENT...........................................   18
CHARGES AND DEDUCTIONS.....................................   19
   PREMIUM TAX.............................................   19
     State and Local Premium Tax Charge....................   19
   DEDUCTIONS FROM ACCUMULATED VALUE.......................   19
     Cost of Insurance.....................................   19
     Optional Insurance Benefits Charges...................   19
   DEDUCTIONS FROM THE VARIABLE ACCOUNTS...................   19
     Administrative Charge.................................   19
     Mortality and Expense Risk Charge.....................   20
   OTHER CHARGES...........................................   20
   GUARANTEE OF CERTAIN CHARGES............................   20
OTHER INFORMATION..........................................   20
   FEDERAL INCOME TAX CONSIDERATIONS.......................   20
     Diversification Requirements..........................   21
     Tax Treatment of Policies.............................   21
     Conventional Life Insurance Policies..................   21
     Modified Endowment Contracts..........................   22
     Reasonableness Requirement for Charges................   22
     Accelerated Benefit for Terminal Illness..............   23
     Other.................................................   23
   CHARGE FOR SECURITY BENEFIT INCOME TAXES................   23
   VOTING OF FUND SHARES...................................   23
   DISREGARD OF VOTING INSTRUCTIONS........................   24
   REPORT TO OWNERS........................................   24
   SUBSTITUTION OF INVESTMENTS.............................   24
   CHANGES TO COMPLY WITH LAW..............................   24
PERFORMANCE INFORMATION....................................   24
THE FIXED ACCOUNT..........................................   25
   GENERAL DESCRIPTION.....................................   25
   DEATH BENEFIT...........................................   25
   POLICY CHARGES..........................................   26
   TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS....   26
MORE ABOUT THE POLICY......................................   26
   OWNERSHIP...............................................   26

     Joint Owners..........................................   26
   BENEFICIARY.............................................   26
   EXCHANGE OF INSURED.....................................   26
   EXCHANGE OF POLICY DURING FIRST 24 MONTHS...............   27
   THE CONTRACT............................................   27
   PAYMENTS................................................   27
   ASSIGNMENT..............................................   27
   ERRORS ON THE APPLICATION...............................   27
   INCONTESTABILITY........................................   27
   PAYMENT IN CASE OF SUICIDE..............................   27
   DIVIDENDS...............................................   28
   POLICY ILLUSTRATIONS....................................   28
   PAYMENT PLAN............................................   28
   OPTIONAL INSURANCE BENEFITS.............................   28

     Waiver of Monthly Deduction Rider.....................   28
     Accelerated Benefit Rider for Terminal Illness........   28
     Level Term Insurance Rider............................   28
     Extended Guaranteed Death Benefit Rider...............   28
   DISTRIBUTION OF THE POLICY..............................   29
MORE ABOUT SECURITY BENEFIT................................   29
   MANAGEMENT..............................................   29
   STATE REGULATION........................................   30
   TELEPHONE TRANSFER PRIVILEGES...........................   31
   LEGAL PROCEEDINGS.......................................   31
   LEGAL MATTERS...........................................   31
   REGISTRATION STATEMENT..................................   31
   EXPERTS.................................................   31
   FINANCIAL STATEMENTS....................................   31
APPENDIX                                                      56
ILLUSTRATIONS..............................................   57

THIS IS A FLEXIBLE  PREMIUM  VARIABLE LIFE INSURANCE  POLICY.  ITS PURPOSE IS TO
PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY. THIS POLICY IS NOT IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.
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You may not be able to  purchase  the  Policy  in your  state.  You  should  not consider this Prospectus to be an offering if the Policy may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.
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
IMPORTANT TERMS

   ACCUMULATED VALUE -- The total value of the amounts in the Variable Accounts of the Separate Account and the Fixed Account for the Policy as well as any amount set aside in the Loan Account to secure Policy Debt as of any Valuation Date.

   AGE -- The Insured's age as of his or her last birthday as of the Policy Date, increased by the number of complete Policy Years elapsed.

   BENEFICIARY -- The person or persons you named in the application or later designated to receive the death benefit proceeds upon the death of the Insured.

   EXTENDED GUARANTEED DEATH BENEFIT RIDER -- A Planned Periodic Premium in an amount specified by Security Benefit which if paid in advance on at least a monthly basis will keep the Policy in force beyond the first five Policy Years even if Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The length of the Extended Guaranteed Death Benefit Period will vary according to the Age of the Insured on the Policy Date. At all times during the Extended Guaranteed Death Benefit Period, the amount of premiums you have paid on the Policy less any outstanding Policy Debt and any Partial Withdrawals must be greater than or equal to the monthly pro rata share of the Extended Guaranteed Death Benefit Premium multiplied by the number of Policy Months the Policy has been in force. The Extended Guaranteed Death Benefit Rider is an optional insurance benefit that you may elect to add to the Policy by rider. See "Optional Insurance Benefits," page 28. This premium is not applied to purchase the Rider, but is applied to the Policy and may be the same as the Planned Periodic Premium.

   FIXED ACCOUNT -- An account that is part of Security Benefit's General Account to which you may allocate all or a portion of net premium payments for accumulation at a fixed rate of interest (which may not be less than 4.0%) declared by Security Benefit.

   GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other separate account of Security Benefit.

   GUARANTEED DEATH BENEFIT PREMIUM -- A Planned Periodic Premium in an amount specified by Security Benefit which if paid in advance on at least a monthly basis will keep the Policy in force during the first five Policy Years even if during that period Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. At all times during the first five Policy Years, the amount of premiums you have paid on the Policy, less any outstanding Policy Debt and any Partial Withdrawals, must be greater than or equal to the monthly pro rata share of the Guaranteed Death Benefit Premium multiplied by the number of Policy months the Policy has been in force.

   HOME OFFICE -- The SEB Administration Department at Security Benefit's office, 700 SW Harrison Street, Topeka, Kansas 66636-0001.

   INSURED -- The person upon whose life the Policy is issued and whose death is the contingency upon which the death benefit proceeds are payable.

   LOAN ACCOUNT -- An account to which amounts are transferred from the Variable Accounts and the Fixed Account as collateral for Policy loans.

   MATURITY DATE -- The Policy Anniversary on which the Insured is Age 95.

   MONTHLY PAYMENT DATE -- The day each month on which the monthly deduction is due against the Accumulated Value. The first Monthly Payment Date is the Policy Date.

   NET CASH SURRENDER VALUE -- Accumulated Value less Policy Debt.

   PLANNED PERIODIC PREMIUM -- The premium determined by the Policyowner as a level amount planned to be paid at fixed intervals over a specified period of time.

   POLICY DATE -- The date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly, Quarterly, Semiannual, and Annual Anniversaries. It is usually the date the initial premium is received at Security Benefit's Home Office.

   POLICY DEBT -- The unpaid loan balance including accrued loan interest.

   POLICYOWNER OR OWNER -- The person who owns the Policy. The Policyowner will be the Insured unless otherwise stated in the application. If the Policy has been absolutely assigned, the assignee becomes the Owner. A collateral assignee is not the Owner.

   SPECIFIED AMOUNT -- The amount chosen by the Owner on which the initial death benefit is based. The Specified Amount may be increased or decreased under certain circumstances.

   VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

   VALUATION PERIOD -- The period that starts at the close of a Valuation Date and ends at the close of the next succeeding Valuation Date.

SUMMARY OF THE POLICY

   This summary provides a brief overview of the more significant aspects of the Policy. Further detail is provided in this Prospectus and in the Policy. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Policy involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," page 25 and in the Policy.

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                                DIAGRAM OF POLICY
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                                PREMIUM PAYMENTS
                      * You can vary amount and frequency.
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                             [ARROW POINTING DOWN]

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                            DEDUCTIONS FROM PREMIUMS

      * Premium Tax based upon the actual rate in your state of residence.
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                             [ARROW POINTING DOWN]

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                                   NET PREMIUM

* You direct how net premium payments are to be allocated among the Fixed Account and the Variable Accounts. Each of the Variable Accounts invests exclusively in a Series of SBL Fund, which Series offer investments in diversified portfolios of stocks, bonds, money market instruments, a combination of these securities or in securities of foreign issuers. (See page 9.)

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                             [ARROW POINTING DOWN]

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                             DEDUCTIONS FROM ASSETS

* The monthly deduction for cost of insurance and cost of any riders is deducted from a Policy's Accumulated Value.

* A daily charge at an annual rate of 0.90% is deducted from the Variable Accounts for mortality and expense risks. A daily charge at the annual rate of 0.35% is deducted from the Variable Accounts for administration and maintenance of the Policies. These charges are not deducted from Fixed Account assets. (See page 19.)

* Investment advisory fees and other fund expenses are deducted from the Series of SBL Fund. (See page 20.)

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                  [LEFT, CENTER AND RIGHT ARROW POINTING DOWN]

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                                 LIVING BENEFITS

* Within the first 24 months after the Policy Date, subject to certain restrictions, the policyowner may exchange the policy for a fixed benefit life policy issued and made available for exchange by Security Benefit. (See page 26.)

* The policy may be surrendered at any time for its Net Cash Surrender Value with no surrender charge. (See page 17.)

* Partial withdrawals are available on and after the first Policy Anniversary (subject to certain restrictions). The death benefit will be reduced by at least the amount of the partial withdrawal. (See page 17.)

* Up to six free transfers may be made each year among the Variable Accounts. (See page 14.)

* Accelerated payment of up to 50% of the Specified Amount (subject to a maximum benefit of the lesser of $250,000 or 50% of the Specified Amount less any policy debt) is available under certain conditions to insureds suffering from terminal illness. (See page 28.)


* For loans outstanding during Policy Years one through ten, the net loan interest rate is 2%. For loans outstanding after the first ten Policy Years, the net loan interest rate is currently 0%. (See page 16.)
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                              RETIREMENT BENEFITS

* Payments may be taken under one or more of five different payment options. (See page 28.)
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                                 DEATH BENEFITS

* Level Term Insurance Rider providing additional death benefit coverage for family members and/or business associates is available. (See page 28.)

* Available as lump sum or under the five payment methods available as retirement benefits. (See page 28.)
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PURPOSE OF THE POLICY -- The Policy offers you insurance  protection on the life of the Insured through the Maturity Date as long as the Policy is in force. Like traditional fixed life insurance, the Policy provides for a death benefit equal to its Specified Amount, accumulation of cash value, and surrender and loan privileges. Unlike traditional fixed life insurance, the Policy offers a choice of allocation alternatives and an opportunity for the Policy's Accumulated Value and, if elected by the Policyowner and under certain circumstances, its death benefit to grow based on investment results. The Policy is a flexible premium policy, so that, unlike many other insurance policies and subject to certain limitations, you may choose the amount and frequency of premium payments.

POLICY VALUES -- You may allocate net premium payments among the various Variable Accounts or to the Fixed Account.

   Depending on the investment experience of the selected Variable Accounts, the Accumulated Value may increase or decrease on any day. The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option selected by you, although the death benefit will never decrease below the Specified Amount provided the Policy is in force. There is no guarantee that the Policy's Accumulated Value and death benefit will increase. You bear the investment risk on that portion of the net premiums and Accumulated Value allocated to the Separate Account.

   The Policy will remain in force until the earliest of the Maturity Date, the death of the Insured, or a full surrender of the Policy, unless, before any of these events, Net Cash Surrender Value is insufficient to pay the current monthly deduction on a Monthly Payment Date and a Grace Period expires without sufficient additional premium payment or loan repayment by the Policyowner. A Policy will not lapse, however, during the first five Policy Years if the Guaranteed Death Benefit Premium is in effect, or for a period of 10 to 30 Policy Years (depending on the Age of the Insured on the Policy Date) after the first five Policy Years if the Extended Guaranteed Death Benefit Rider is in force.

THE DEATH BENEFIT -- You may elect one of two Options to calculate the amount of death benefit payable under the Policy. Under Option A, the death benefit will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value (determined as of the date of the Insured's death) or, if greater, Accumulated Value multiplied by a death benefit percentage. You should choose Option A if you are seeking to have favorable investment performance reflected in increasing Accumulated Value. You should choose Option B if you are seeking favorable investment performance reflected in increasing insurance coverage. You may change the death benefit option subject to certain conditions. See "Death Benefit" and "Changes in Death Benefit Option," pages 14 and 15.

PREMIUM FEATURES -- Security Benefit requires you to pay an initial premium equal to at least 1/12 of Guaranteed Death Benefit Premium for the first Policy Year. Thereafter, subject to certain limitations, you may choose the amount and frequency of premium payments. The Policy, therefore, provides you with the flexibility to vary premium payments to reflect varying financial conditions.

   When applying for a Policy, you will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. You may pay additional premiums monthly under a Secur-O-Matic plan. Under a Secur-O-Matic plan you authorize Security Benefit to withdraw premiums from your checking account on the 7th, 14th, 21st or 28th of each month. The minimum initial premium required must be paid before Security Benefit will accept a Secur-O-Matic plan.

   The amount, frequency, and period of time over which a Policyowner pays premiums may affect whether or not the Policy will be classified as a Modified Endowment Contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions. For more information on the tax treatment of life insurance contracts, including those classified as Modified Endowment Contracts, see "Federal Income Tax Considerations," page 20.


   Payment of the Planned Periodic Premiums will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment, unless the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect. Any premium payment must be for at least $50. Security Benefit also may reject or limit any premium payment that would result in the death benefit being equal to Accumulated Value times the death benefit percentage. The death benefit percentages are listed in the Appendix, page 56. Such a premium, however, may be accepted with satisfactory evidence of insurability.

CHARGES AND DEDUCTIONS --

PREMIUM TAX. Security Benefit deducts a premium tax from each premium payment under a Policy prior to allocation of the net premium to the Policyowner's Accumulated Value. The premium tax consists of the following item:

* Security Benefit assesses a state and local premium tax charge against each premium to pay applicable state and local premium taxes, currently ranging from .75% to 5%. However premium tax rates are subject to change by a governmental entity.

   DEDUCTIONS FROM ACCUMULATED VALUE. Security Benefit deducts a charge called the monthly deduction from a Policy's Accumulated Value on each Monthly Payment Date. The monthly deduction consists of the following items:

* COST OF INSURANCE: This monthly charge compensates Security Benefit for providing life insurance coverage for the Insured. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month.

* OPTIONAL INSURANCE BENEFITS CHARGES: The monthly deduction includes charges for any optional insurance benefits added to the Policy by Rider.

    DEDUCTIONS FROM THE VARIABLE ACCOUNTS.

* ADMINISTRATIVE CHARGE: Security Benefit deducts a daily administrative charge from the average daily net assets of each Variable Account. The daily administrative charge is equal to an annual rate of .35% in the first ten Policy Years and .25% thereafter. Security Benefit, however, reserves the right to charge up to an annual rate of .35% in all Policy Years. The administrative charge is assessed to reimburse Security Benefit for the expenses associated with administration and maintenance of the Policies.

* MORTALITY AND EXPENSE RISK CHARGE: Security Benefit deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Security Benefit. This charge is equal to an annual rate of .90% of the average daily net assets of each Variable Account in the first ten Policy Years and .70% thereafter. Security Benefit, however, reserves the right to charge up to .90% in all Policy Years.

   Security Benefit pays the operating expenses of the Separate Account. The Fund pays the investment advisory fees and operating expenses of the Fund. You will indirectly bear a pro rata portion of these fees and expenses. For a description of these charges, see "Charges and Deductions," page 19 and the fee table below.

--------------------------------------------------------------------------------
ANNUAL MUTUAL FUND EXPENSES
(as a percentage of each Series' average daily net assets)
--------------------------------------------------------------------------------
                                                                        TOTAL
                                           ADVISORY      OTHER       MUTUAL FUND
                                             FEE        EXPENSES      EXPENSES
Growth (Series A)........................   0.75%        0.06%          0.81%
Growth-Income (Series B).................   0.75%        0.05%          0.80%
Money Market (Series C)..................   0.50%        0.07%          0.57%
Worldwide Equity (Series D)..............   1.00%        0.26%          1.26%
High Grade Income (Series E).............   0.75%        0.08%          0.83%
Mid Cap (Series J).......................   0.75%        0.07%          0.82%
Global Strategic Income (Series K).......   0.75%        0.91%          1.66%
Global Total Return (Series M)...........   1.00%        0.24%          1.24%
Managed Asset Allocation (Series N)......   1.00%        0.22%          1.22%
Equity Income (Series O).................   1.00%        0.08%          1.08%
Social Awareness (Series S)..............   0.75%        0.07%          0.82%
--------------------------------------------------------------------------------

   TAX TREATMENT OF POLICY. The Policy is intended to produce benefits normally associated with life insurance. See "Federal Income Tax Considerations," page 20, for details.

ALLOCATION OPTIONS -- You may allocate Net Premium Payments among the Variable Accounts. The Variable Accounts invest in diversified portfolios of a mutual fund. The portfolios include stocks, bonds, money market instruments, or a combination of these securities, or securities of foreign issuers. Each of the Variable Accounts invests exclusively in shares of a designated portfolio ("Series") of the SBL Fund (the "Fund"). Each Series of the Fund has a different investment objective. The Variable Accounts and the corresponding Series of the Fund are: the Growth Variable Account (Series A); the Growth-Income Variable Account (Series B); the Money Market Variable Account (Series C); the Worldwide Equity Variable Account (Series D); the High Grade Income Variable Account (Series E); the Mid Cap (formerly Emerging Growth) Variable Account (Series J); the Global Strategic Income (formerly Global Aggressive Bond) Variable Account (Series K); the Global Total Return (formerly Specialized Asset Allocation) Variable Account (Series M); the Managed Asset Allocation Variable Account (Series N); the Equity Income Variable Account (Series O); and the Social Awareness Variable Account (Series S). See "SBL Fund," page 9. Security Management Company, LLC, is the Investment Adviser of each of the Series, subject to the direction and control of the Fund's Board of Directors. Security Management Company, LLC is a limited liability company, which is controlled by Security Benefit. The Adviser has engaged OppenheimerFunds, Inc. to serve as Sub-Adviser of Series D. The Investment Adviser has also engaged T. Rowe Price Associates, Inc. to serve as Sub-Adviser of Series N and O and Wellington Management Company, LLP, 75 State Street, Boston, MA 02109 to provide investment advisory services to Series K and M.


   The Policyowner may choose to allocate net premium payments among the eleven Variable Accounts constituting the Separate Account, and to the Fixed Account.

TRANSFER OF ACCUMULATED VALUE -- You may transfer Accumulated Value among the Variable Accounts and, subject to certain other limitations, between the Variable Accounts and the Fixed Account. You may make transfers by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. See "Transfer of Accumulated Value," page 14.

POLICY LOANS -- You may borrow from Security Benefit up to 80% of the Policy's Accumulated Value, subject to a minimum loan of $1,000. You may borrow an amount in excess of 80% of Accumulated Value on Policies issued in certain states, as required by applicable state law. The Policy will be the only security required for a loan. See "Policy Loans," page 16.

   The amount of any Policy Debt is subtracted from the death benefit or from the Accumulated Value upon surrender. See "Policy Loans," page 16. The Policy will lapse when Net Cash Surrender Value is insufficient to cover the current monthly deduction on a Monthly Payment Date, and a Grace Period expires without a sufficient premium or repayment of Policy Debt.

FREE-LOOK RIGHT -- You may obtain a full refund of the premium paid if the Policy is returned within 20 days after you receive it or 45 days after the application for the Policy is completed, whichever is later. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account. See "Allocation of Net Premiums," page 12.

SURRENDER RIGHT -- You can surrender the Policy during the life of the Insured and receive its Net Cash Surrender Value, which is equal to the Accumulated Value less any outstanding Policy Debt.

PARTIAL WITHDRAWAL BENEFITS -- You may make a Partial Withdrawal on and after the last day of the first Policy Year. You may make up to four "Partial Withdrawals" of Net Cash Surrender Value each Policy Year after the first Policy Year. A Partial Withdrawal may decrease the Specified Amount on a Policy on which you have elected death benefit Option A, and will decrease the death benefit if the death benefit is greater than the Specified Amount under either Option A or B. See "Partial Withdrawal Benefits," page 17.

   Each Partial Withdrawal must be for at least $500. After the withdrawal the Policy's Net Cash Surrender Value must be at least $1,000, plus an amount equal to the sum of the monthly deductions scheduled to be deducted from the Policy's Accumulated Value in the 36-month period immediately following a Partial Withdrawal.

THE FIXED ACCOUNT -- You may allocate all or a portion of net premium payments and transfer Accumulated Value to the Fixed Account. Amounts allocated to the Fixed Account are held in Security Benefit's General Account. Security Benefit guarantees that the Accumulated Value allocated to the Fixed Account will be credited interest monthly at a rate equivalent to an effective annual rate of 4%. In addition, Security Benefit may in its sole discretion pay interest in excess of the guaranteed amount. See "The Fixed Account," page 25.

CONTACTING SECURITY BENEFIT -- You should direct all written requests, notices, and forms required by the Policies, and any questions or inquiries to Security Benefit's SEB Administration Department at 700 SW Harrison Street, Topeka, Kansas 66636-0001.

INFORMATION ABOUT SECURITY BENEFIT AND THE SEPARATE ACCOUNT

SECURITY BENEFIT LIFE INSURANCE COMPANY -- Security Benefit is a stock life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950. On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Policyowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

   Security Benefit offers variable life insurance policies, fixed and variable annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of December 31, 1998, Security Benefit had total assets of approximately $7.9 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $8.8 billion.

   The Principal Underwriter for the Policies is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security
Benefit Group, Inc., a financial services holding company wholly owned by Security Benefit.

YEAR 2000 COMPLIANCE -- Like other insurance companies, as well as other financial and business organizations around the world, Security Benefit or SBL Fund could be adversely affected if the computer systems used by Security Benefit or the Fund's Investment Adviser, and other service providers, in performing their administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by Security Benefit with respect to the Policy and (ii) the management services provided to SBL Fund by the Investment Adviser, as well as transfer agency, accounting, custody, distribution and other services provided to the Fund.


   Security Benefit and the Investment Adviser have adopted a plan to be "Year 2000 Compliant" with respect to both their internally built systems as well as systems provided by external vendors. We consider a system Year 2000 Compliant when it is able to correctly process, provide, and/or receive data before, during and after the Year 2000. Security Benefit and the Investment Adviser's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory their internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace their internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test their systems for Year 2000 compliance. Security Benefit and the Investment Adviser have completed the inventory of their internal and external systems and have made substantial progress toward completing the modification/replacement of its internal systems as well as obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing commenced in early 1998 and will extend into the first eight months of 1999.

   Although Security Benefit and the Investment Adviser have taken steps to ensure that their systems will function properly before, during and after the Year 2000, external vendors provide their key operating systems and information sources which creates uncertainty to the extent Security Benefit and the Investment Adviser are relying on the assurance of such vendors as to whether their systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to Security Benefit and the Investment Adviser at this time but could have a material adverse impact on the operations of the Security Benefit, the Separate Account, the underlying Fund and the Investment Adviser.


   The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by SBL Fund, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. The Fund and the Investment Adviser are unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.

SECURITY VARILIFE SEPARATE ACCOUNT -- The Security Varilife Separate Account ("Separate Account") is a separate account of Security Benefit used only to support the variable death benefits and policy values of variable life insurance policies. The assets in the Separate Account are kept separate from the General Account assets and other separate accounts of Security Benefit.

   Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Account. The Separate Account is divided into subaccounts called Variable Accounts. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to the other income, gains, or losses of Security Benefit. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business that Security Benefit conducts. Security Benefit may transfer to its General Account any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support Policies other than variable life insurance policies, and may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

   Security Benefit established the Separate Account on September 13, 1993, under Kansas law under the authority of the Board of Directors of Security Benefit. The Separate Account is registered as a unit investment trust with the SEC. Such registration does not involve any supervision by the SEC of the administration or investment practices or policies of the Account.

   Each Variable Account invests exclusively in shares of a designated Series of the Fund. Security Benefit may in the future establish additional Variable Accounts within the Separate Account, which may invest in other Series of the Fund or in other securities or other investment vehicles.

SBL FUND -- The Fund is a diversified, open-end management investment company of the series type. The Fund is registered with the SEC under the Investment Company Act of 1940. Such registration does not involve supervision by the SEC of the investments or investment policy of the Fund. Each Series of the Fund pursues different investment objectives and policies. Security Benefit purchases shares of each Series for the corresponding Variable Account at net asset value (i.e., without sales load). All dividends and capital gains distributions received from a Series are automatically reinvested in such Series at net asset value, unless Security Benefit, on behalf of the Separate Account, elects otherwise. Fund shares will be redeemed by Security Benefit at their net asset value to the extent necessary to make payments under the Policies.


   Shares of the Fund currently are offered only for purchase by separate accounts of Security Benefit to serve as an investment medium for variable life insurance policies and for variable annuity contracts issued by Security Benefit. Thus, the Fund serves as an investment medium for both variable life insurance policies and variable annuity contracts. This is called "mixed funding." Shares of the Fund may also be sold in the future to separate accounts of other insurance companies, both affiliated and not affiliated with Security Benefit. This is called "shared funding." Security Benefit currently does not foresee any disadvantages to Policyowners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Fund serves as an investment medium might at some time be in conflict. However, Security Benefit, the Fund's Board of Directors, and any other insurance companies that participate in the Fund in the future are required to monitor events in order to identify any material conflicts that arise from the use of the Fund for mixed and/or shared funding. The Fund's Board of Directors is required to determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Security Benefit might be required to withdraw the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.


   The investment objective of each Series of the Fund is described below. There can be no assurance that any Series will achieve its objective. More detailed information is contained in the accompanying Prospectus of the Fund, including information on the risks associated with the investments and investment techniques of each of the Series.

   THE FUND'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

   SERIES A. Amounts allocated to the Growth Variable Account are invested in Series A. Series A seeks long-term capital growth by investing primarily in a broadly diversified portfolio of common stocks.

   SERIES B. Amounts allocated to the Growth Income Variable Account are invested in Series B. Series B seeks long-term growth of capital with secondary emphasis on income.

   SERIES C. Amounts allocated to the Money Market Variable Account are invested in Series C. Series C seeks a high level of current income consistent with preserving capital by investing in money market securities with varying maturities.

   SERIES D. Amounts allocated to the Worldwide Equity Variable Account are invested in Series D. Series D seeks long-term growth of capital primarily through investment in common stocks and equivalents of companies in foreign countries and the United States.

   SERIES E. Amounts allocated to the High Grade Income Variable Account are invested in Series E. Series E seeks to provide current income with security of principal by investing in a broad range of debt securities, including U.S. and foreign corporate debt securities and securities issued by the U.S. and foreign governments.


   SERIES J. Amounts allocated to the Mid Cap (formerly Emerging Growth) Variable Account are invested in Series J. Series J seeks capital appreciation by investing primarily in a broadly diversified portfolio of common stocks.

   SERIES K. Amounts allocated to the Global Strategic Income (formerly Global Aggressive Bond) Variable Account are invested in Series K. Series K seeks high current income and, as a secondary objective, capital appreciation by investing primarily in a broad range of debt securities, including U.S. and foreign high yield, lower-rated debt securities (commonly known as "junk bonds").

   SERIES M. Amounts allocated to the Global Total Return (formerly Specialized Asset Allocation) Variable Account are invested in Series M. Series M seeks high total return consisting of capital appreciation and current income. Series M seeks this objective through asset allocation and security selection by investing in a diversified portfolio of debt and equity securities.


   SERIES N. Amounts allocated to the Managed Asset Allocation Variable Account are invested in Series N. Series N seeks a high level of total return by investing primarily in a diversified portfolio of debt and equity securities of U.S. and foreign issuers.

   SERIES O. Amounts allocated to the Equity Income Variable Account are invested in Series O. Series O seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

   SERIES S. Amounts allocated to the Social Awareness Variable Account are invested in Series S. Series S seeks capital appreciation by investing in various types of securities which meet certain social criteria established for the Series.


THE INVESTMENT ADVISER -- Security Management Company, LLC, located at 700 SW Harrison Street, Topeka, Kansas 66636, serves as Investment Adviser to each Series of the Fund. Security Management Company, LLC is registered with the SEC as an investment adviser. Security Management Company, LLC formulates and implements continuing programs for the purchase and sale of securities in compliance with the investment objective, policies, and restrictions of each Series and is responsible for the day-to-day decisions to buy and sell securities for the Series, except Series D, K, M, N and O. See the accompanying SBL Fund prospectus for details. The Investment Adviser has engaged OppenheimerFunds, Inc., Two World Trade Center, New York, New York 10048, to provide investment advisory services to Series D of the Fund; Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, to provide investment advisory services to Series K and M; and T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 to provide investment advisory services to Series N and O.


THE POLICY

The variable life insurance benefits provided by the Policies are funded through your Accumulated Value in the Separate Account and the Fixed Account. The information included below describes the benefits, features, charges, and other major provisions of the Policies.


APPLICATION FOR A POLICY -- The Policy is designed to meet the needs of individuals and for corporations who wish to provide coverage and benefits for key employees. If you wish to purchase the Policy you may submit an application to Security Benefit. A Policy can be issued on the life of an Insured for Ages 18 up to and including Age 85 with evidence of insurability satisfactory to Security Benefit. The Insured's Age is calculated as of the Insured's last birthday as of the Policy Date. Acceptance is subject to Security Benefit's evaluation of the risk, and Security Benefit reserves the right to request additional information and to reject an application.


   Each Policy is issued with a Policy Date, which is the date used to determine the Monthly Payment Date, Policy Months, Policy Years, and Policy Monthly,
Quarterly,   Semiannual  and  Annual   Anniversaries.   If  the  application  is
accompanied by all or a portion of the initial premium and is accepted by Security Benefit, the Policy Date is usually the date the application and premium payment were received at Security Benefit's Home Office. If an application is not accompanied by all or a portion of the initial premium payment, the Policy Date is usually the date the application is accepted by Security Benefit. Security Benefit first becomes obligated under the Policy on the date the total initial premium is received or on the date the application is accepted, whichever is later. Security Benefit will take any monthly deductions due on the Monthly Payment Date on or next following the date Security Benefit becomes obligated. The initial premium must be received within 20 days after the Policy is issued, although Security Benefit may waive the 20-day requirement at its discretion. If Security Benefit does not receive the initial premium or the application is rejected by Security Benefit, the Policy will be canceled and any partial premium received will be refunded.

   Subject to Security Benefit's approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower issue Age results in lower cost of insurance rates. If the Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

   Insured's are assigned to underwriting (risk) classes which are used in calculating the cost of insurance charges. In assigning Insureds to underwriting classes, Security Benefit will normally use the medical or paramedical underwriting method, which may require a medical examination of a proposed Insured, although other forms of underwriting may be used when deemed appropriate by Security Benefit.

PREMIUMS -- The Policy is a flexible-premium policy, and it provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion. Security Benefit usually requires a Policyowner to pay a minimum initial premium equal to at least 1/12 of the Guaranteed Death Benefit Premium for the first Policy Year, which will be based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply, see "Cost of Insurance," page 19), rating class, and underwriting class of the Insured. Thereafter, subject to the limitations described below, a Policyowner may choose the amount and frequency of premium payments. The Policy, therefore, provides you with the flexibility to vary premium payments to reflect varying financial conditions. Security Benefit may reduce the minimum initial premium required under certain circumstances, such as for a group or sponsored arrangement.

   When applying for a Policy, you will determine a Planned Periodic Premium that provides for the payment of level premiums over a specified period of time. Additional premiums may be paid monthly under the Secur-O-Matic plan where you authorize Security Benefit to withdraw premiums from your checking account each month on the 7th, 14th, 21st, or 28th day of each month. The minimum initial premium required must be paid before Security Benefit will accept the Secur-O-Matic plan.

   The amount, frequency and period of time over which a Policyowner pays premiums may affect whether the Policy will be classified as a modified endowment contract, which is a type of life insurance contract subject to different tax treatment for certain pre-death distributions than conventional life insurance contracts. Accordingly, variations from the Planned Periodic Premiums on a Policy that is not otherwise a modified endowment contract may result in the Policy becoming a modified endowment contract for tax purposes.

   Payment of the Planned Periodic Premium will not guarantee that a Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Accumulated Value. Even if Planned Periodic Premiums are paid, the Policy will lapse at any time Accumulated Value less Policy Debt is insufficient to pay the current monthly deduction and a Grace Period expires without sufficient payment, unless the Guaranteed Death Benefit Premium provision or Extended Guaranteed Death Benefit Rider is in effect. See "Guaranteed Death Benefit Premium" below, "Lapse," page 18 and "Optional Insurance Benefits," page 28.


   Any premium payment must be at least $50. Security Benefit also may reject or limit any premium payment that would result in an immediate increase in the net amount at risk under the Policy, although such a premium may be accepted with satisfactory evidence of insurability. See "Cost of Insurance," page 19. A premium payment would result in an immediate increase in the net amount at risk if the death benefit under a Policy is, or upon acceptance of the premium would be, equal to a Policyowner's Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 14. If satisfactory evidence of insurability is not received, the payment, or portion thereof may be returned. All or a portion of a premium payment will be rejected and returned to the Policyowner if it would exceed the maximum premium limitations prescribed by federal tax law, as determined by Security Benefit.

   Security Benefit will deduct any applicable premium tax from each premium payment. See "Charges and Deductions," page 19. The remainder of the premium, known as the net premium, will be allocated as described below under "Allocation of Net Premiums." Additional payments will first be treated as additional premium payments unless a Policyowner indicates that the payment is a repayment of Policy Debt.


GUARANTEED DEATH BENEFIT PREMIUM -- You may decide to pay the Guaranteed Death Benefit Premium. If you pay the Guaranteed Death Benefit Premium in advance on at least a monthly basis you will keep the Policy in force during the first five Policy Years even if during that period Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The Guaranteed Death Benefit Premium is a Planned Periodic Premium in an amount determined by Security Benefit based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply), rating class, and underwriting class of the Insured. Security Benefit will send a reminder notice if the amount of premiums paid on a Policy, less outstanding Policy Debt and any Partial Withdrawals, is less than an amount equal to the monthly Guaranteed Death Benefit Premium times the number of Policy Months the Policy has been in force. The Guaranteed Death Benefit will no longer be in effect and may not be reinstated if the required payment is not made within 61 days, measured from the date of notice. A Policy Loan taken in the first five Policy Years may cause the Guaranteed Death Benefit to terminate. As a result, the Policy will not have the protection from lapse provided by the Guaranteed Death Benefit Premium during the first five Policy Years. See "Lapse," page 18 and, for a discussion of the Extended Guaranteed Death Benefit Premium Rider, see "Optional Insurance Benefits," page 28.

ALLOCATION OF NET PREMIUMS -- In the application for the Policy, you select the Variable Accounts or the Fixed Account to which net premium payments will be allocated. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in Series C of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). The Accumulated Value will be automatically allocated according to your instructions contained in the application the later of 20 days after the Policy is issued or 45 days after the application is completed, or, if longer, upon receipt of the minimum initial premium (the "Free-Look Period"). Net premiums received after the Free-Look Period will be allocated upon receipt among the Variable Accounts and the Fixed Account according to your most recent instructions. Available allocation alternatives include the eleven Variable Accounts and the Fixed Account.

   You may change the allocation of net premiums by submitting a proper written request to Security Benefit's Home Office. The minimum amount that you may allocate to a Variable Account or the Fixed Account is the greater of $25 or 10% of the net premium. Security Benefit allows allocation of only a whole percentage of net premium. You may change net premium allocation instructions by telephone if the Telephone Transfer Section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. Security Benefit reserves the right to discontinue telephone net premium allocation instructions.

DOLLAR COST AVERAGING OPTION -- Security Benefit currently offers an option under which you may dollar cost average your Accumulated Value by authorizing Security Benefit to make periodic transfers of Accumulated Value from any one Variable Account to one or more of the other Variable Accounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market values. The option will result in the transfer of Accumulated Value to one or more Variable Accounts. Amounts transferred under this option will be credited at the Variable Account price as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Variable Account's Accumulation Units will vary, the amounts allocated to a Variable Account will result in the crediting of a greater number of units when the Accumulation Unit price is low and a lesser number of units when the Accumulation Unit price is high. Similarly, the amounts transferred from a Variable Account will result in a debiting of a greater number of units when the Accumulation Unit price is low and a lesser number of units when the Accumulation Unit price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

   You may request a Dollar Cost Averaging Request form from the SEB Administration Department. On the form, you must designate whether Accumulated Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Variable Accounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

   To elect the Dollar Cost Averaging Option, your Accumulated Value must be at least $10,000 and a Dollar Cost Averaging Request in proper form must be received by Security Benefit at its Home Office. You may not have Dollar Cost Averaging and Asset Reallocation Options in effect at the same time. After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Accumulated Value in the amounts you designate from the Variable Account from which transfers are to be made to the Variable Account or Accounts you have chosen. The minimum amount that may be transferred from any Variable Account is $100. After the Free-Look Period, Security Benefit will effect the first transfer on the monthly or quarterly anniversary, whichever corresponds to the period you selected, of the date of receipt at Security Benefit's Home Office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, until Accumulated Value in the Variable Account from which transfers are made has been depleted, or until the Policy enters the Grace Period. Amounts periodically transferred under this option are not currently subject to any transfer charges that may be imposed by Security Benefit.

   You may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Accumulated Value in the Variable Account that has not been transferred will remain in that Variable Account, subject to monthly deductions, unless you instruct otherwise. If you wish to continue transferring on a Dollar Cost Averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Variable Account has been depleted, or after the Dollar Cost Averaging Option has been canceled, you must complete a new Dollar Cost Averaging Request and send it to Security Benefit's Home Office. The Accumulated Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

   Accumulated Value may also be dollar cost averaged to or from the Fixed Account subject to certain restrictions described in "The Fixed Account," page 25.

ASSET REALLOCATION OPTION -- Security Benefit currently offers an option under which you may authorize Security Benefit to automatically transfer your Accumulated Value each quarter to maintain a particular percentage allocation among the Variable Accounts. The Accumulated Value allocated to each Variable Account will grow or decline in value at different rates during the quarter. Asset Reallocation automatically reallocates the Accumulated Value in the Variable Accounts each quarter to the allocation you select. Asset Reallocation is intended to transfer Accumulated Value from those Variable Accounts that have increased in value to those Variable Accounts that have declined in value. Over time, this method of investing may help you buy low and sell high, although there can be no assurance of this. This reallocation method does not guarantee profits, nor does it assure that you will not have losses. If you choose this option, it is possible that Accumulated Value may, at any time, be less than the Accumulated Value that you would have experienced had the Option not been selected.

   To elect the Asset Reallocation Option, the Accumulated Value must be at least $10,000 and an Asset Reallocation Request in proper form must be received by Security Benefit at its Home Office. You may request an Asset Reallocation Request form. On the form, you must indicate the applicable Variable Accounts and the percentage of Accumulated Value to be reallocated on a quarterly basis to each Variable Account. If the Asset Reallocation Option is elected, all Accumulated Value that is invested in the Variable Accounts must be included in Asset Reallocation. You may not have Dollar Cost Averaging and Asset Reallocation Options in effect at the same time.

   The Asset Reallocation Option will result in the transfer of Accumulated Value to one or more of the Variable Accounts on the date of Security Benefit's receipt of the Asset Reallocation Request in proper form and on each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Variable Account Accumulation Unit price as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges that may be imposed by Security Benefit.

   You may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. In that event, the Accumulated Value in the Variable Accounts that has not been transferred will remain in those Variable Accounts, subject to monthly deductions, regardless of the percentage allocation unless you instruct otherwise. If you wish to continue Asset Reallocation after it has been canceled, you may complete a new Asset Reallocation Request form and send it to Security Benefit's Home Office. The Accumulated Value must be at least $10,000 at the time the request is made. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time.

   Accumulated Value invested in the Fixed Account may be included in the Asset Reallocation Program, subject to the restrictions on transfers from the Fixed Account as described in "The Fixed Account," page 25.

TRANSFER OF ACCUMULATED VALUE -- After the Free-Look Period you may transfer the Accumulated Value among the Variable Accounts upon proper written request to Security Benefit's Home Office. You may transfer Accumulated Value (other than transfers in connection with the Dollar Cost Averaging or Asset Reallocation Options) by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. The minimum transfer amount is $500, except that this minimum amount does not apply to transfers under the Dollar Cost Averaging and Asset Reallocation Options. Currently, there are no limitations on the number of transfers between Variable Accounts, nor any minimum amount required to be remaining in a given Variable Account after a transfer (except as required under the Dollar Cost Averaging and Asset Reallocation Options). However, no transfer may be made if a Policy is in the Grace Period and a payment required to avoid lapse is not paid. See "Lapse," page 18. No charges are currently imposed upon such transfers; however, Security Benefit reserves the right to allow six free transfers in any Policy Year and to charge $25 for each additional transfer. Security Benefit further reserves the right at a future date to limit the size of transfers and remaining balances, to limit the number and frequency of transfers, and to discontinue telephone transfers.

   After the Free-Look Period you may transfer Accumulated Value from the Variable Accounts to the Fixed Account; however, transfers from the Fixed Account to the Variable Accounts are restricted as described in "The Fixed Account," page 25.

DEATH BENEFIT -- When the Policy is issued, Security Benefit will determine the initial amount of insurance based on the instructions provided in the application. That amount will be shown on the specifications page of the Policy and is called the "Specified Amount." The minimum Specified Amount at issuance of a Policy is $100,000. Security Benefit may reduce the minimum Specified Amount required at issuance under certain circumstances, such as for a group or sponsored arrangement.

   For so long as the Policy remains in force, Security Benefit will, upon proof of the death of an Insured, pay death benefit proceeds to a named Beneficiary. Death benefit proceeds will consist of the death benefit under the Policy, plus any insurance proceeds provided by Rider, reduced by any outstanding Policy Debt (and, if in the Grace Period, any overdue charges).

   You may select one of two death benefit options: Option A or Option B. Generally, an applicant designates the death benefit option in the application. If no option is designated, Security Benefit will assume you selected Option A. Subject to certain restrictions, you can change the death benefit option selected. So long as the Policy remains in force, the death benefit under either option will never be less than the Specified Amount of the Policy.

   OPTION A. Under Option A, the death benefit will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) multiplied by a death benefit percentage. The death benefit percentages vary according to the Age of the Insured and will be at least equal to the cash value corridor in Section 7702 of the Internal Revenue Code, which addresses the definition of a life insurance policy for tax purposes. The death benefit percentage is 250% for an Insured at Age 40 or under, and it declines for older Insureds. A table showing the death benefit percentages is in the Appendix to this Prospectus and in the Policy. If you seek favorable investment performance reflected in increasing Accumulated Value rather than increasing insurance coverage, you should choose Option A.

   OPTION B. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value (determined as of the end of the Valuation Period during which the Insured dies) or, if greater, Accumulated Value multiplied by a death benefit percentage. The specified percentage is the same as that used in connection with Option A and as stated in the Appendix. The death benefit under Option B will always vary as Accumulated Value varies. Therefore, if you seek favorable investment performance reflected in increased insurance coverage, you should choose Option B.

   EXAMPLES OF OPTIONS A AND B. The following examples demonstrate the determination of death benefits under Options A and B. The examples show three Policies -- Policies I, II, and III -- with the same Specified Amount, but Accumulated Values that vary as shown, and which assume an Insured is Age 40 at the time of death and that there is no outstanding Policy Debt.

   --------------------------------------------------------------------------
                                           POLICY I    POLICY II   POLICY III
   --------------------------------------------------------------------------
   Specified Amount.....................   $100,000    $100,000     $100,000
   Accumulated Value on Date of Death...   $ 25,000    $ 50,000     $ 75,000
   Death Benefit Percentage.............       250%        250%         250%
   Death Benefit Under Option A.........   $100,000    $125,000     $187,500
   Death Benefit Under Option B.........   $125,000    $150,000     $187,500
   --------------------------------------------------------------------------

   Under Option A, the death benefit for Policy I is equal to $100,000, since the death benefit is the greater of the Specified Amount ($100,000) or the Accumulated Value at the date of death multiplied by the death benefit percentage ($25,000 x 250% = $62,500). In contrast, for both Policies II and III under Option A, the Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000 for Policy II; $75,000 x 250% = $187,500 for Policy
III) is greater than the Specified Amount ($100,000), so the death benefit is equal to the higher value. Under Option B, the death benefit for Policy I is equal to $125,000 since the death benefit is the greater of Specified Amount plus Accumulated Value ($100,000 + $25,000 = $125,000) or the Accumulated Value multiplied by the death benefit percentage ($25,000 x 250% = $62,500).
Similarly,  in Policy II, Specified  Amount plus  Accumulated  Value ($100,000 +
$50,000 = $150,000) is greater than Accumulated Value multiplied by the death benefit percentage ($50,000 x 250% = $125,000). In contrast, in Policy III, the Accumulated Value multiplied by the death benefit percentage ($75,000 x 250% = $187,500) is greater than the Specified Amount plus Accumulated Value ($100,000 + $75,000 = $175,000), so the death benefit is equal to the higher value.

   All calculations of death benefit will be made as of the end of the Valuation Period during which the Insured dies. Death benefit proceeds may be paid to a Beneficiary in a lump sum or under a payment plan offered under the Policy. Consult the Policy for details.

CHANGES IN DEATH BENEFIT OPTION -- You may request that the death benefit option under the Policy be changed from Option A to Option B, or from Option B to Option A. You may change death benefit options only once per Policy Year, and requests should be made in writing to Security Benefit's Home Office. You may change from Option B to Option A without evidence of insurability; a change from Option A to Option B requires evidence of insurability satisfactory to Security Benefit. The effective date of any such change shall be the Monthly Payment Date on or next following Security Benefit's acceptance of the request.

   A change in the death benefit from Option A to Option B will result in a reduction in the Specified Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option B at the time of the change will equal that which would have been payable under Option A immediately prior to the change. The change in option will affect the determination of the death benefit from that point on since Accumulated Value will then be added to the new Specified Amount, and the death benefit will then vary with Accumulated Value. This change will not be permitted if it would result in a Specified Amount of less than $100,000 although Security Benefit reserves the right to waive this minimum under certain circumstances, such as for a group or sponsored arrangement. No charge is currently made on a change from Option A to Option B.

     A change in the death benefit option from Option B to Option A will result in an increase in the Specified Amount of the Policy by the amount of the Policy's Accumulated Value, with the result that the death benefit payable under Option A at the time of the change will equal that which would have been payable under Option B immediately prior to the change. However, the change in option will affect the determination of the death benefit from that point on since the Accumulated Value will no longer be added to the Specified Amount in determining the death benefit. From that point on, the death benefit will equal the new
Specified Amount (or, if higher, the Accumulated Value times the applicable specified percentage). No charge is currently made on a change from Option B to Option A.

   A change in death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which generally is the amount by which the death benefit exceeds Accumulated Value. See "Cost of Insurance," page 19. Assuming that the Policy's death benefit would not be equal to Accumulated Value times a death benefit percentage under either Option A or B, changing from Option B to Option A will generally decrease the net amount at risk, and therefore decrease the cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's Age.

CHANGES IN SPECIFIED AMOUNT -- You may request an increase or decrease in the Specified Amount under a Policy after the first Policy Year subject to approval from Security Benefit. You may change the Specified Amount only once per Policy Year. Increasing the Specified Amount could increase the death benefit under a Policy, and decreasing the Specified Amount could decrease the death benefit. The amount of change in the death benefit will depend, among other things, upon the death benefit option chosen by you and the degree to which the death benefit under a Policy exceeds the Specified Amount prior to the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the Policy is in force and the subsequent level of Policy values. An increase in Specified Amount may increase the net amount at risk under a Policy, which will increase your cost of insurance charge. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which will decrease your cost of insurance charge. An increase in Specified Amount made while the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect will increase the respective premium requirements for these benefits.

   You may request an increase or decrease in Specified Amount by written application to Security Benefit's Home Office. It will become effective on the Monthly Payment Date on or next following Security Benefit's acceptance of the request. If you are not the Insured, Security Benefit will also require the consent of the Insured before accepting a request.

   INCREASES. Security Benefit will require additional evidence of insurability satisfactory to Security Benefit for an increase in Specified Amount. No charge is currently made in connection with an increase in Specified Amount.


   DECREASES. Any decrease in Specified Amount will first be applied to the most recent increases, then the next most recent increases successively, and finally to the original Specified Amount. Security Benefit will not permit a decrease if the Specified Amount falls below $100,000, although Security Benefit reserves the right to waive the minimum Specified Amount under certain circumstances, such as for a group or sponsored arrangement. No charge is currently made in connection with a decrease. If a decrease in the Specified Amount would result in total premiums paid exceeding the premium limitations prescribed under tax law to qualify the Policy as a life insurance contract, Security Benefit will refund the Policyowner the amount of such excess above the premium limitations, as determined by Security Benefit.


   Security Benefit reserves the right to disallow a requested decrease, and will not permit a requested decrease, among other reasons, (1) if compliance with the guideline premium limitations under tax law resulting from the requested decrease would result in immediate termination of the Policy, or (2) if, to effect the requested decrease, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

POLICY VALUES --

ACCUMULATED VALUE. The Accumulated Value is the sum of the amounts under the Policy held in each Variable Account of the Separate Account and the Fixed Account, as well as the amount set aside in Security Benefit's Loan Account to secure any Policy Debt.

   On each Valuation Date, Security Benefit will adjust the portion of the Accumulated Value allocated to any particular Variable Account to reflect the investment experience of that Variable Account and deduction of the administrative and mortality and expense risk charges from that Variable Account. On each Monthly Payment Date, Security Benefit will also adjust the portion of the Accumulated Value allocated to a particular Variable Account to reflect the assessment of the monthly deduction. See "Determination of Accumulated Value," below. No minimum amount of Accumulated Value is guaranteed. You bear the risk for the investment experience of Accumulated Value allocated to the Variable Accounts.

   NET CASH SURRENDER VALUE. The Net Cash Surrender Value of the Policy equals the Accumulated Value less any outstanding Policy Debt. The Owner can surrender a Policy at any time while the Insured is living and receive its Net Cash Surrender Value. See "Surrender," page 17.

DETERMINATION OF ACCUMULATED VALUE -- Although the death benefit under a Policy can never be less than the Policy's Specified Amount, the Accumulated Value will vary to a degree that depends upon several factors, including investment performance of the Variable Accounts to which Accumulated Value has been allocated, payment of premiums, the amount of any outstanding Policy Debt, Partial Withdrawals, and the charges assessed in connection with the Policy. There is no guaranteed minimum Accumulated Value and you bear the entire investment risk relating to the investment performance of Accumulated Value allocated to the Variable Accounts.

   Security Benefit will invest the amounts allocated to the Variable Accounts in shares of the corresponding Series of the Fund. The investment performance of the Variable Accounts will reflect increases or decreases in the net asset value per share of the corresponding Series and any dividends or distributions declared by a Series. Any dividends or distributions from any Series of the Fund will be automatically reinvested in shares of the same Series, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

   Assets in the Variable Accounts are divided into accumulation units, which are a measure of value used for bookkeeping purposes. When you allocate net premiums to a Variable Account, the Policy is credited with accumulation units. In addition, other transactions including loans, surrenders, Partial Withdrawals, transfers, and assessment of charges against the Policy affect the number of accumulation units credited to a Policy. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transactions by the unit price of the affected Variable Account. The unit price of each Variable Account is determined on each Valuation Date. The number of units credited will not change because of subsequent changes in unit price.

   The price of each Variable Account's units initially was $10. The unit price of a Variable Account on any Valuation Date is calculated by adjusting the unit price from the previous Valuation Date for (1) the investment performance of the Variable Account, which is based upon the investment performance of the corresponding Series of the Fund, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by Security Benefit for income taxes attributable to the operation of the Variable Account,
(4) the mortality and expense risk charge deducted from the average daily net assets of the Variable Account, and (5) the administrative charge deducted from the average daily net assets of the Variable Account.

POLICY LOANS -- You may borrow money from Security Benefit using the Policy as the only security for the loan by submitting a proper written request to Security Benefit's Home Office. You may take a loan any time a Policy is in force. The minimum loan amount is $1,000. The maximum loan amount is 80% of Accumulated Value. You may borrow an amount in excess of 80% of Accumulated Value, and the minimum loan amount may be less, on Policies issued in certain states as required by applicable state law.

   When you take a loan, an amount equal to the loan is transferred out of your Accumulated Value in the Variable Accounts and the Fixed Account into the Loan Account to secure the loan. Unless you request otherwise, loan amounts will be deducted from the Variable Accounts and the Fixed Account in the proportion that each bears to the Net Cash Surrender Value.

   For Policy Debt outstanding in the first ten Policy Years, the Policy loan interest rate is 8.0% per year and for Policy Debt outstanding thereafter, is currently 6.0% per year (Security Benefit reserves the right to charge up to 6.50% per year), which is equivalent to an annual effective rate of 8.0% and 6.0%, respectively. Security Benefit will credit interest monthly on amounts held in the Loan Account to secure the loan at an annual rate of 6.0%.

   You may repay all or part of the loan at any time while the Policy is in force. Interest on a loan is accrued daily, and is due for the prior year on each Policy Anniversary. If interest is not paid when due, it will be added to the amount of the loan principal and interest will begin accruing thereon from that date. An amount equal to the loan interest charged will be transferred to the Loan Account from the Variable Accounts and Fixed Account on a proportional basis.

   Upon receipt of any loan repayment, Security Benefit will transfer an amount equal to the repayment from the Loan Account into the Variable Accounts and Fixed Account in accordance with the most recent premium allocation instructions unless otherwise requested. In addition, Security Benefit will transfer any interest earned on the loan balance held in the Loan Account on each Policy Anniversary to each of the Variable Accounts and Fixed Account in accordance with your most recent premium allocation instructions.

   While the amount to secure the loan is held in the Loan Account, you forgo the investment experience of the Variable Accounts and the current interest rate of the Fixed Account on the loaned amount. Thus a loan, whether or not repaid, will have a permanent effect on the Policy's values and may have an effect on the amount and duration of the death benefit. If not repaid, the Policy Debt will be deducted from the amount of death benefit paid upon the death of the Insured, the Accumulated Value paid upon surrender or maturity, or the refund of premium upon exercise of the Free-Look Right.

   A loan may affect the length of time the Policy remains in force. The Policy will lapse when Net Cash Surrender Value is insufficient to cover the monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and the minimum payment required is not made during the Grace Period. Moreover, the Policy may enter the Grace Period more quickly when a loan is outstanding, because the loaned amount is not available to cover the monthly deduction. Additional payments or repayment of a portion of Policy Debt may be required to keep the Policy in force. See "Lapse," page 18.

   A loan will not be treated as a distribution from the Policy, and will not result in taxable income to the Policyowner unless the Policy is a Modified Endowment Contract, in which case a loan will be treated as a distribution that may give rise to taxable income.

   For information on the tax treatment of loans, see "Federal Income Tax Considerations," page 20.

BENEFITS AT MATURITY -- If the Insured is living on the Policy Anniversary next following the Insured's Age 95, Security Benefit will pay you, as a benefit, the Net Cash Surrender Value. Payment ordinarily will be made within seven days of the Policy Anniversary, although payments may be postponed in certain circumstances. See "Payments," page 27.

SURRENDER -- You may fully surrender a Policy at any time during the life of the Insured. The amount received in the event of a full surrender is the Policy's Net Cash Surrender Value, which is equal to its Accumulated Value less any outstanding Policy Debt.

   You may surrender a Policy by sending a written request together with the Policy to Security Benefit's Home Office. Security Benefit will determine the proceeds as of the end of the Valuation Period during which the request for a surrender is received. At various times, requests may be made to surrender a policy for which good payment has not yet been received. Accordingly, payment of surrender proceeds may be delayed until such time as good payment has been collected, which may take up to 15 days. You may elect to have the proceeds paid in cash or applied under a payment plan offered under the Policy. See "Payment Plan," page 28. For information on the tax effects of a surrender of a Policy, see "Federal Income Tax Considerations," page 20.

PARTIAL WITHDRAWAL BENEFITS -- Security Benefit offers a partial surrender benefit by which you can obtain a portion of the Net Cash Surrender Value: the Partial Withdrawal Benefit. The Partial Withdrawal Benefit is available on and after the last day of the first Policy Year. Under this Benefit, you may make up to four "Partial Withdrawals" of Net Cash Surrender Value each Policy Year after the first Policy Year.

   A Partial Withdrawal must be for at least $500, and the Policy's Net Cash Surrender Value after the withdrawal must be at least $1,000, plus an amount equal to the sum of the monthly deductions scheduled to be deducted from the Policy's Accumulated Value in the 36-month period immediately following a Partial Withdrawal. In addition, the amount of a Partial Withdrawal is further limited on Policies on which you choose death benefit Option A so that the withdrawal  will not  cause  the  Specified  Amount  to be less  than  $100,000, although Security Benefit reserves the right to waive the minimum Specified Amount under certain circumstances, such as for a group or sponsored arrangement.

   You may make a Partial Withdrawal by submitting a proper written request to Security Benefit's Home Office. At various times, requests may be made to withdraw Accumulated Value for which good payment has not yet been received. Accordingly, Security Benefit may delay payment of a Partial Withdrawal until such time as good payment has been collected, which may take up to 15 days. As of the effective date of any withdrawal, your Accumulated Value and Net Cash Surrender Value will be reduced by the amount of the withdrawal. The amount of the withdrawal will be allocated proportionately to the Policyowner's Value in the Variable Accounts and the Fixed Account unless otherwise requested by you. If the Insured dies after the request for a withdrawal is sent to Security Benefit and prior to the withdrawal being effected, the amount of the withdrawal will be deducted from the death benefit proceeds, which will be determined without taking into account the withdrawal. No fee is currently charged for a Partial Withdrawal.

   When a Partial Withdrawal is made on a Policy on which you have selected death benefit Option A, the Specified Amount under the Policy is decreased by the lesser of (1) the amount of the Partial Withdrawal or (2) if the death benefit prior to the withdrawal is greater than the Specified Amount, the amount, if any, by which the Specified Amount exceeds the difference between the death benefit and the amount of the Partial Withdrawal. A Partial Withdrawal will not change the Specified Amount of a Policy on which you have selected death benefit Option B. However, assuming that the death benefit is not equal to Accumulated Value times a death benefit percentage, the Partial Withdrawal will reduce the death benefit by the amount of the Partial Withdrawal. To the extent the death benefit is based upon the Accumulated Value times the death benefit percentage applicable to the Insured, a Partial Withdrawal may cause the death benefit to decrease by an amount greater than the amount of the Partial Withdrawal. See "Death Benefit," page 14.

   For information on the tax treatment of Partial Withdrawals, see "Federal Income Tax Considerations," page 20.

RIGHT TO EXAMINE A POLICY -- FREE-LOOK RIGHT -- The Policyowner has a Free-Look Right, under which the Policy may be returned within 20 days after the Policyowner receives it, or within 45 days after the Owner completes the application for insurance, whichever is later. To exercise the Free-Look Right, the Policy can be mailed or delivered to Security Benefit or its agent. The returned Policy will be treated as if Security Benefit never issued it, and Security Benefit will promptly refund the full amount of the premium paid. If the Owner has taken a loan during a Free-Look Period, the Policy Debt will be deducted from the amount refunded. During the Free-Look Period, net premiums will be allocated to the Money Market Variable Account, which invests in Series C of the Fund (except for amounts allocated to the Loan Account to secure a Policy loan). See "Allocation of Net Premiums," page 12.

LAPSE -- The Policy will lapse only when the Net Cash Surrender Value is insufficient to cover the current monthly deduction against the Policy's Accumulated Value on any Monthly Payment Date, and a Grace Period expires without the Policyowner making a sufficient payment. If Net Cash Surrender Value is insufficient to cover the current monthly deduction on a Monthly Payment Date, the Owner must pay during the Grace Period a minimum of three times the full monthly deduction due on the Monthly Payment Date when the insufficiency occurred to avoid termination of the Policy. Security Benefit will not accept any payment if it would cause the Policyowner's total premium payments to exceed the maximum permissible premium for the Policy's Specified Amount under the Internal Revenue Code. This is unlikely to occur unless the Policyowner has outstanding Policy Debt, in which case he or she could repay a sufficient portion of the Policy Debt to avoid termination. In this instance, the Policyowner may wish to repay a portion of Policy Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums for the Policy's Specified Amount, the Policyowner may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse.

   If Net Cash Surrender Value is insufficient to cover the monthly deduction on a Monthly Payment Date, Security Benefit will deduct the amount that is available. Security Benefit will notify the Policyowner (and any assignee of record) of the payment required to keep the Policy in force. The Policyowner will then have a "Grace Period" of 61 days, measured from the date the notice is sent, to make the required payment. The Policy will remain in force through the Grace Period. Failure to make the required payment within the Grace Period will result in termination of coverage under the Policy, and the Policy will lapse with no value. If the required payment is made during the Grace Period, any premium paid will be allocated among the Variable Accounts of the Separate Account and the Fixed Account in accordance with the Policyowner's current premium allocation instructions. Any monthly deduction due will be charged to the Variable Accounts and the Fixed Account on a proportionate basis. If the Insured dies during the Grace Period, the death benefit proceeds will equal the amount of the death benefit immediately prior to the commencement of the Grace Period, reduced by any unpaid monthly deductions and any Policy Debt, unless the Guaranteed Death Benefit Premium or Extended Guaranteed Death Benefit Rider is in effect, in which case, the death benefit will not be reduced by any unpaid monthly deductions.

REINSTATEMENT -- Security Benefit will reinstate a lapsed Policy (but not a Policy which has been surrendered for its Net Cash Surrender Value) at any time within three years after the end of the Grace Period, but before the Maturity Date provided Security Benefit receives the following: (1) a written application from the Policyowner; (2) evidence of insurability satisfactory to Security Benefit; and (3) payment of all monthly deductions that were due and unpaid during the Grace Period, and payment of a premium at least sufficient to keep the Policy in force for three months after the date of reinstatement.

   When the Policy is reinstated, the Accumulated Value will be equal to the Accumulated Value on the date of the lapse subject to the following: If the Policy is reinstated after the first Monthly Payment Date following lapse, the Accumulated Value will be reduced by the amount of Policy Debt on the date of lapse and no Policy Debt will exist on the date of the reinstatement. If the Policy is reinstated on the Monthly Payment Date next following lapse, any Policy Debt on the date of lapse will also be reinstated. No interest on amounts held in Security Benefit's Loan Account to secure Policy Debt will be paid or credited between lapse and reinstatement. Reinstatement will be effective as of the Monthly Payment Date on or next following the date of approval by Security Benefit, and Accumulated Value minus, if applicable, Policy Debt will be allocated among the Variable Accounts and the Fixed Account in accordance with the Policyowner's most recent premium allocation instructions.

CHARGES AND DEDUCTIONS

PREMIUM TAX -- Security Benefit deducts a premium tax from each premium payment under a Policy prior to allocation of the net premium to your Accumulated Value. The premium tax consists of the following item:

   STATE AND LOCAL PREMIUM TAX CHARGE. Security Benefit assesses a charge against each premium to pay applicable state and local premium taxes. Premium taxes vary from state to state, and in some instances, among municipalities. Premium tax rates currently range from .75% to 5%, but are subject to change by a governmental entity.


DEDUCTIONS FROM ACCUMULATED VALUE -- Security Benefit deducts a charge called the monthly deduction from a Policy's Accumulated Value in the Variable Accounts and Fixed Account. This charge is deducted beginning on the Monthly Payment Date on or next following the date Security Benefit first becomes obligated under the Policy, and on each Monthly Payment Date thereafter. The monthly deduction consists of the following items:


   COST OF INSURANCE. This monthly charge compensates Security Benefit for the anticipated cost of paying death benefits in excess of Accumulated Value to Beneficiaries of Insureds who die. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under a Policy at the beginning of the Policy Month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the Policy Month divided by 1.0032737 (a discount factor to account for return deemed to be earned during the month) less the Accumulated Value at the beginning of the Policy Month.

   The Policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are no greater than certain of the 1980 Commissioners Standard Ordinary Mortality Tables (and where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Mortality Table B). These rates are based on the Age, rating class (determined by tobacco use), and underwriting class of the Insured. They are also based on the gender of the Insured, except that unisex rates are used where appropriate under applicable law, including in the State of Montana and in Policies purchased by employers and employee organizations in connection with employment-related insurance or benefit programs. As of the date of this Prospectus, Security Benefit charges "current rates" that are lower (i.e., less expensive) than the guaranteed rates, and Security Benefit may also charge current rates in the future. Like the guaranteed rates, the current rates also vary with the Age, gender, rating class, and underwriting class of the Insured. In addition, they also vary with the size of the Specified Amount, and the policy duration. Policies with Specified Amounts in excess of $250,000 receive more favorable rates than Policies with smaller Specified Amounts. The cost of insurance rate generally increases with the Age of the Insured.

   If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Accumulated Value will first be applied to the initial Specified Amount. If the Accumulated Value exceeds the initial Specified Amount divided by 1.0032737, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals Accumulated Value multiplied by the applicable death benefit percentage, any increase in Accumulated Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a subsequent decrease in Specified Amount).

   OPTIONAL INSURANCE BENEFITS CHARGES. The monthly deduction will include charges for any optional insurance benefits added to the Policy by Rider. See "Optional Insurance Benefits," page 28.

DEDUCTIONS FROM THE VARIABLE ACCOUNTS --

   ADMINISTRATIVE CHARGE. Security Benefit deducts a daily administrative charge from the average daily net assets of each Variable Account. The daily administrative charge is equal to an annual rate of .35% in the first ten Policy Years and .25% thereafter. Security Benefit, however, reserves the right to charge up to an annual rate of .35% in all Policy Years. The administrative charge is assessed to reimburse Security Benefit for the expenses associated with administration and maintenance of the Policies. Security Benefit does not expect to profit from this charge.

   MORTALITY AND EXPENSE RISK CHARGE. Security Benefit deducts a daily charge from the assets of each Variable Account for mortality and expense risks assumed by Security Benefit. This charge is equal to an annual rate of .90% of the average daily net assets of each Variable Account in the first ten Policy Years and .70% thereafter. Security Benefit, however, reserves the right to charge up to .90% in all Policy Years.

   The mortality and expense risk charge is assessed to compensate Security Benefit for assuming certain mortality and expense risks under the Policies. The mortality risk assumed is that Insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the charges assessed for such expenses. Security Benefit will realize a gain from this charge to the extent it is not needed to provide the mortality benefits and expenses under the Policies, and will realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including promotional expenses.

OTHER CHARGES -- Security Benefit may charge the Variable Accounts for federal income taxes incurred by Security Benefit that are attributable to the Separate Account and its Variable Accounts. No such charge is currently assessed. See "Charge for Security Benefit Income Taxes," page 23.

   Security Benefit bears the operating expenses of the Separate Account.


   Each Variable Account purchases shares of the corresponding Series of the underlying Fund. Each Series incurs certain charges including the investment advisory fee and certain operating expenses. You will indirectly bear a pro rata portion of Fund fees and expenses. The Fund is a corporation that is governed by its Board of Directors. The Fund's advisory fees and its expenses are not fixed or specified under the terms of the Policy. The prospectus of the Fund more fully describes the advisory fees and other expenses.


GUARANTEE OF CERTAIN CHARGES -- Security Benefit guarantees that certain charges will not increase. This includes the charge for mortality and expense risks, the administrative charge, and the guaranteed cost of insurance rates.

OTHER INFORMATION

FEDERAL INCOME TAX CONSIDERATIONS -- The following discussion provides a general description of the federal income tax considerations relating to the Policy. This discussion is based upon Security Benefit's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). This discussion is not intended as tax advice. Because of the inherent complexity of such laws, and the fact that tax results will vary according to the particular circumstances of the individual involved, you may need tax advice if you are contemplating the purchase of the Policy. It should, therefore, be understood that these comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Policy, and that special rules which are not discussed herein may apply in certain situations. Moreover, no representation is made as to the likelihood of continuation of federal income tax or estate or gift tax laws, or of the current interpretations by the IRS or the courts. Future legislation may adversely affect the tax treatment of life insurance policies or other tax rules described in this discussion or that relate directly or indirectly to life insurance policies. Finally, these comments do not take into account any state or local income tax considerations which may be involved in the purchase of the Policy.

   While  Security   Benefit  believes  that  the  Policy  meets  the  statutory definition of life insurance, and hence will receive federal income tax treatment consistent with that of fixed life insurance, the area of the tax law relating to the definition of life insurance does not explicitly address all relevant issues (including, for example, the treatment of the Guaranteed Death Benefit Premium and Extended Guaranteed Death Benefit Rider). Security Benefit reserves the right to make changes to the Policy if changes are deemed appropriate by Security Benefit to attempt to assure qualification of the Policy as a life insurance contract. If a Policy were determined not to qualify as life insurance, the Policy would not provide the tax advantages normally provided by life insurance. The discussion below summarizes the tax treatment of life insurance contracts. The death benefit under a Policy should be excludable from the gross income of the Beneficiary (whether the Beneficiary is a corporation, individual or other entity) under Section 101(a)(1) of the Internal Revenue Code ("IRC") for purposes of the regular federal income tax and the owner generally should not be deemed to be in constructive receipt of the cash values, including increments thereof, under the Policy until a full surrender thereof, maturity of the Policy, or Partial Withdrawal. In addition, certain Policy loans may be taxable in the case of Policies that are Modified Endowment Contracts. Prospective Policyowners that intend to use Policies to fund deferred compensation arrangements for their employees are urged to consult their tax advisors with respect to the tax consequences of such arrangements. Prospective corporate owners should consult their tax advisors about the treatment of life insurance in their particular circumstances for purposes of the alternative minimum tax applicable to corporations and the environmental tax under IRC
Section 59A.

   DIVERSIFICATION REQUIREMENTS. To comply with regulations under Section 817(h) of the IRC, each Series of the Fund is required to diversify its investments. Generally, a Series is required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Securities of a single issuer generally are treated for purposes of Section 817(h) as a single investment. However, for this purpose, each U.S. Government agency or instrumentality is treated as a separate issuer, and any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. or by an agency or instrumentality of the U.S. is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

   In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

   Security Benefit does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Security Benefit therefore reserves the right to modify the Policy, as deemed appropriate by Security Benefit, to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Series will be able to operate as currently described in the Prospectus, or that the Fund will not have to change any Series` investment objective or investment policies.

   TAX TREATMENT OF POLICIES. The Technical and Miscellaneous Revenue Act of 1988 established a new class of life insurance contracts referred to as Modified Endowment Contracts. With the enactment of this legislation, the Policies will be treated for tax purposes in one of two ways. Policies that are not classified as Modified Endowment Contracts will be taxed as conventional life insurance contracts, as described below. Taxation of pre-death distributions from Policies that are classified as Modified Endowment Contracts is somewhat different, as described below.

   A life insurance contract becomes a "Modified Endowment Contract" if, at any time during the first seven contract years, the sum of actual premiums paid exceeds the sum of the "seven-pay premium." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven years, will fully pay for all future death and endowment benefits under a contract. For example, if the "seven-pay premiums" were $1,000, the maximum premiums that could be paid during the first seven years to avoid "Modified Endowment" treatment would be $1,000 in the first year, $2,000 through the first two years, and $3,000 through the first three years, etc. Under this test, a Policy may or may not be a Modified Endowment Contract, depending on the amount of premium paid during each of the Policy's first seven contract years. Changes in death benefits under, or in other terms of, a Policy may require "retesting" of a Policy to determine if it is to be classified as a Modified Endowment Contract.


   CONVENTIONAL LIFE INSURANCE POLICIES. If a Policy is not a Modified Endowment Contract, upon full surrender or maturity of a Policy for its Net Cash Surrender Value, the excess, if any, of the Net Cash Surrender Value plus any outstanding Policy Debt over the cost basis under a Policy will be treated as ordinary income for federal income tax purposes. Such a Policy's cost basis will usually equal the premiums paid less any premiums previously recovered in Partial Withdrawals. Under Section 7702 of the IRC, if a Partial Withdrawal occurring within 15 years of the Policy Date is accompanied by a reduction in benefits under the Policy, special rules apply to determine whether part or all of the cash received is paid out of the income of the Policy and is taxable. Cash distributed to a Policyowner on Partial Withdrawals occurring more than 15 years after the Policy Date will be taxable as ordinary income to the Policyowner to the extent that it exceeds the cost basis under a Policy. It is believed that the Guaranteed Death Benefit Premium and Extended Guaranteed Death Benefit Rider features of the Policy should not result in a deemed distribution under the Policy, but, to date, the IRS has not issued guidance regarding the tax treatment of features similar to these features; accordingly, the law on this point cannot be regarded as fully settled. If a Rider providing level term insurance for a business associate is added to a Policy, then you may be deemed to receive distributions under the Policy equal to the cost of the level term insurance deducted from Accumulated Value, which may give rise to taxable income.


   Security Benefit also believes that loans received under Policies that are not Modified Endowment Contracts will be treated as indebtedness of the owner, and that no part of any loan under the Policy will constitute income to the Owner unless the Policy is surrendered or upon maturity of the Policy. Interest paid (or accrued by an accrual basis taxpayer) on a loan under a Policy that is not a Modified Endowment Contract may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to you. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in your trade or business, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.

   MODIFIED ENDOWMENT CONTRACTS. Pre-death distributions from Modified Endowment Contracts may give rise to taxable income. Upon full surrender or maturity of the Policy, you would recognize ordinary income for federal income tax purposes equal to the amount by which the Net Cash Surrender Value plus Policy Debt exceeds the investment in the Policy (usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income). Upon Partial Withdrawals and Policy loans, you would recognize ordinary income to the extent allocable to income
(which includes all previously non-taxed gains) on the Policy. The amount allocated to income is the amount by which the Accumulated Value of the Policy exceeds investment in the Policy immediately before the distribution. Under a tax law provision, if two or more policies which are classified as Modified Endowment Contracts are purchased from any one insurance company, including Security Benefit, during any calendar year, all such policies will be aggregated for purposes of determining the portion of the pre-death distribution allocable to income on the policies and the portion allocable to investment in the policies.

   Amounts received under a Modified Endowment Contract that are included in gross income are subject to an additional tax equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received: (i) when the taxpayer is at least 59 1/2 years old; (ii) which is attributable to the taxpayer becoming disabled; or
(iii) which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If a Policy was not originally a Modified Endowment Contract but becomes one, under Treasury Department regulations which are yet to be prescribed, pre-death distributions received in anticipation of a failure of a Policy to meet the seven-pay premium test are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxable as described above) even though, at the time of the distribution(s) the Policy was not yet a Modified Endowment Contract. For this purpose, pursuant to the IRC, any distribution made within two years before the Policy is classified as a Modified Endowment Contract shall be treated as being made in anticipation of the Policy's failing to meet the seven-pay premium test.

   It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Policy Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, it may be deductible, subject to several limitations, depending on the use to which the proceeds are put and the tax rules applicable to you. If, for example, the loan proceeds are used by an individual for business or investment purposes, all or part of the interest expense may be deductible. Generally, if the Policy loan is used for personal purposes by an individual, the interest expense is not deductible. The deductibility of loan interest (whether incurred under a Policy loan or on other indebtedness) also may be subject to other limitations. For example, where the interest is paid (or accrued by an accrual basis taxpayer) on a loan under a Policy covering the life of an officer, employee, or person financially interested in your trade or business, the interest may be deductible to the extent that the interest is attributable to the first $50,000 of the Policy Debt. Other tax law provisions may limit the deduction of interest payable on loan proceeds that are used to purchase or carry certain life insurance policies.


   Security Benefit tests each premium payment to determine whether the application of the premium will cause your policy to be classified as a Modified Endowment Contract. Security Benefit will notify you in writing if your policy becomes a Modified Endowment Contract. The written notice includes instructions on the opportunities you have to reverse the Modified Endowment Contract status of your policy.


   REASONABLENESS REQUIREMENT FOR CHARGES. Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a contract qualifies as life insurance for federal income tax purposes. These calculations must be based upon
(i) mortality charges that meet the reasonable mortality charge requirements set forth in the IRC and (ii) other charges reasonably expected to be actually paid. The Treasury Department is expected to promulgate regulations governing reasonableness standards for mortality and other charges. The area of the law relating to reasonableness standards for mortality and other charges is currently based on statutory language and IRS pronouncements which do not explicitly address all relevant issues. Accordingly, while Security Benefit believes that the mortality costs and other expenses used in making calculations to determine whether the Policy qualifies as life insurance meet the current standards, it cannot offer complete assurance since the law in this area is not fully developed. It is possible that future regulations will contain standards that would require Security Benefit to modify its mortality and other charges used for the purposes of the calculations in order to retain the qualification of the Policy as life insurance for federal income tax purposes, and Security Benefit reserves the right to make any such modifications.

   ACCELERATED BENEFIT FOR TERMINAL ILLNESS. An Accelerated Benefit for Terminal Illness Rider (the "Accelerated Benefit Rider") is available in connection with the Policy. Benefits under the Accelerated Benefit Rider may be taxable. In addition, there may be a question as to whether a life insurance policy that has an accelerated living benefits rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. The IRS has issued proposed regulations, and legislation has been introduced, providing (i) that accelerated living benefits which meet certain requirements can be received without incurring a federal income tax and (ii) for the treatment of accelerated living benefits riders under the definitional requirements of a life insurance contract. The precise rules which will be incorporated in any final regulations or legislation are not known. Security Benefit reserves the right to (but is not obligated to) modify the Accelerated Benefit Rider to conform with the rules under any final regulations or legislation. Policyowners considering adding an Accelerated Benefit Rider or exercising rights under that rider should first consult a qualified tax advisor.

   OTHER. Federal estate and gift and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the jurisdiction and the circumstances of each owner or Beneficiary.

   You should consult a qualified tax advisor for complete information on federal, state, local and other tax considerations.

   SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY.

CHARGE FOR SECURITY BENEFIT INCOME TAXES -- For federal income tax purposes, variable life insurance generally is treated in a manner consistent with fixed life insurance. Security Benefit will review the question of a charge to the Separate Account for Security Benefit's federal income taxes periodically. Security Benefit may deduct a charge for any federal income taxes incurred by Security Benefit that are attributable to the Separate Account. This might become necessary if the tax treatment of Security Benefit is ultimately determined to be other than what Security Benefit currently believes it to be, if there are changes made in the federal income tax treatment of variable life insurance at the insurance company level, or if there is a change in Security Benefit's tax status.


   Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.


VOTING OF FUND SHARES -- In accordance with its view of present applicable law, Security Benefit will exercise voting rights attributable to the shares of each Series of the Fund held in the Variable Accounts at any regular and special meetings of the shareholders of the Fund on matters requiring shareholder voting under the Investment Company Act of 1940. Security Benefit will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Variable Accounts of the Separate Account. However, if the Investment Company Act of 1940 or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the Fund in its own right, it may elect to do so.

   The person having the voting interest under a Policy is the Policyowner. Unless otherwise required by applicable law, the number of votes as to which you will have the right to instruct will be determined by dividing your Accumulated Value in a Variable Account by the net asset value per share of the corresponding Series of the Fund. Fractional votes will be counted. The number of votes as to which you will have the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the Securities and Exchange Commission, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of the Fund based upon the instructions received from Policyowners. Voting instructions may be cast in person or by proxy.

   Voting rights attributable to your Accumulated Value held in each Variable Account for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account. Security Benefit will also exercise the voting rights from assets in each Variable Account which are not otherwise attributable to Policyowners, if any, in the same proportion as the voting instructions which are received in a timely manner for all Policies participating in that Variable Account and generally will exercise voting rights attributable to shares of Series of the Fund held in its General Account, if any, in the same proportion as votes cast with respect to shares of Series of the Fund held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.


DISREGARD OF VOTING INSTRUCTIONS -- Security Benefit may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Series or to approve or disapprove an investment advisory contract. In addition, Security Benefit itself may disregard voting instructions of changes initiated by Policyowners in the investment policy or the investment adviser (or portfolio manager) of a Series, provided that Security Benefit's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Series' objectives and purpose, and considering the effect the change would have on Security Benefit. In the event Security Benefit does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners. Such annual report sets forth the financial statements of the separate account.


REPORT TO OWNERS -- Security Benefit will send to you, at least annually, a statement setting forth a summary of the transactions which occurred during the year and indicating the death benefit, Specified Amount, Accumulated Value, Net Cash Surrender Value, and any Policy Debt. In addition, the statement will indicate the allocation of Accumulated Value among the Fixed Account and the Variable Accounts and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

   You will also receive an annual and a semiannual report containing financial statements for the Fund, which will include a list of the portfolio securities of the Fund, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities law.

SUBSTITUTION OF INVESTMENTS -- Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by the Separate Account or any Variable Account or that the Separate Account or any Variable Account may purchase. If shares of any or all of the Series of the Fund should no longer be available for investment, or if, in the judgment of Security Benefit's management, further investment in shares of any or all Series of the Fund should become inappropriate in view of the purposes of the Policies, Security Benefit may substitute shares of another Series of the Fund or of a different fund for shares already purchased, or to be purchased in the future under the Policies.

   Where required, Security Benefit will not substitute any shares attributable to your interest in a Variable Account or the Separate Account without notice, your approval, or prior approval of the Securities and Exchange Commission and without following the filing or other procedures established by applicable state insurance regulators.

   Security Benefit also reserves the right to establish additional Variable Accounts of the Separate Account, each of which would invest in a new Series of the Fund, or in shares of another investment company, a series thereof, or suitable investment vehicle, with a specified investment objective. New Variable Accounts may be established when, in the sole discretion of Security Benefit, marketing needs or investment conditions warrant, and any new Variable Accounts will be made available to existing Policyowners on a basis to be determined by Security Benefit. Security Benefit may also eliminate one or more Variable Accounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

   In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Security Benefit to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Variable Accounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW -- Security Benefit reserves the right to make any change without consent of Policyowners to the provisions of the Policy to comply with, or give Policyowners the benefit of, any Federal or State statute, rule, or regulation, including but not limited to, requirements for life insurance contracts under the Internal Revenue Code, under regulations of the United States Treasury Department or any state.

PERFORMANCE INFORMATION

   Performance information for the Variable Accounts of the Separate Account may appear in advertisements, sales literature, or reports to you or prospective purchasers. Performance information in advertisements or sales literature may be expressed in any fashion permitted under applicable law, which may include presentation of a change in your Accumulated Value attributable to the performance of one or more Variable Accounts, or as a change in your death benefit. Performance quotations may be expressed as a change in your Accumulated Value over time or in terms of the average annual compounded rate of return on your Accumulated Value, based upon a hypothetical Policy in which premiums have been allocated to a particular Variable Account over certain periods of time that will include one, five and ten years, or from the commencement of operation of the Variable Account if less than one, five, or ten years. Performance information based upon a hypothetical Policy may also be quoted for periods beginning prior to the availability of the Policies based upon performance of the Fund and the charges under the Policy. Any such quotation may reflect the deduction of all applicable charges to the Policy including premium tax, the cost of insurance, the administrative charge, and the mortality and expense risk charge. Performance information for the Fund may be simultaneously shown.


   Performance information for a Variable Account may be compared, in advertisements, sales literature, and reports to Policyowners to, among other things: (i) other variable life separate accounts or investment, savings, or insurance products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria; and (ii) the Consumer Price Index (measure for inflation) to assess the real rate of return from the purchase of a Policy. Reports and promotional literature may also contain other information including (i) Security Benefit's rating or a rating of Security Benefit's claim-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations, and
(ii) the effects of tax-deferred compounding on your rate of return on Accumulated Value (or returns in general), and may include a comparison at various points in time of the return on the Policy (or tax-deferred returns in general) with the return on a taxable basis.


   Performance information for any Variable Account of the Separate Account reflects only the performance of a hypothetical Policy whose Accumulated Value is allocated to the Variable Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Series of the Fund in which the Variable Account invests, and the market condition during the given period of time, and should not be considered as representative of what may be achieved in the future.

THE FIXED ACCOUNT

   You may allocate all or a portion of your net premium payments and transfer Accumulated Value to the Fixed Account of Security Benefit. Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Fixed Account, see the Policy itself.

GENERAL DESCRIPTION -- Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit, other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over the investment of the assets of its General Account.

   You may elect to allocate net premium payments to the Fixed Account, the Separate Account, or both. You may also transfer Accumulated Value from the Variable Accounts of the Separate Account to the Fixed Account, or from the Fixed Account to the Variable Accounts, subject to the limitations described below. Security Benefit guarantees that the Accumulated Value in the Fixed Account will be credited with a minimum interest rate of .32737% per month, compounded monthly, for a minimum effective annual rate of 4%. Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its sole discretion pay interest at a rate ("Current Rate") that exceeds 4%. (The portion of your Accumulated Value that has been used to secure Policy Debt will be credited with an interest rate of .48676% per month, compounded monthly, for an effective annual rate of 6%.)

   Accumulated Value allocated or transferred to the Fixed Account during one month may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another month. Therefore, at any given time, various portions of your Accumulated Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the month during which such portions were originally allocated or transferred to the Fixed Account. Security Benefit bears the full investment risk for the Accumulated Value allocated to the Fixed Account.

DEATH BENEFIT -- The death benefit under the Policy will be determined in the same fashion for a Policyowner who has Accumulated Value in the Fixed Account as for a Policyowner who has Accumulated Value in the Variable Accounts. The death benefit under Option A will be equal to the Specified Amount of the Policy or, if greater, Accumulated Value multiplied by a death benefit percentage. Under Option B, the death benefit will be equal to the Specified Amount of the Policy plus the Accumulated Value or, if greater, Accumulated Value multiplied by a death benefit percentage. See "Death Benefit," page 14.

POLICY CHARGES -- The mortality and expense risk and administrative charges are not assessed against Accumulated Value allocated to the Fixed Account. Other policy charges will be the same for Policyowners who allocate net premiums or transfer Accumulated Value to the Fixed Account as for Policyowners who allocate net premiums to the Variable Accounts. These charges consist of the premium tax, consisting of the state and local premium tax charge, and the deductions from Accumulated Value, including the charges for the cost of insurance, and the charge for any optional insurance benefits added by rider. Any amounts that Security Benefit pays for income taxes allocable to the Variable Accounts will not be charged against the Fixed Account. In addition, the operating expenses of the Variable Accounts, as well as the investment advisory fee charged by the Fund, will not be paid directly or indirectly by you to the extent the Accumulated Value is allocated to the Fixed Account; however, you will not participate in the investment experience of the Variable Accounts.

TRANSFERS, SURRENDERS, WITHDRAWALS, AND POLICY LOANS -- Amounts may be transferred after the Free-Look Period from the Variable Accounts to the Fixed Account and from the Fixed Account to the Variable Accounts, subject to the following limitations. You may transfer from the Fixed Account to the Variable Accounts in any Policy Year not more than the greater of one third of the Accumulated Value in the Fixed Account at the time of the transfer, $5,000 or 120% of the Accumulated Value transferred from the Fixed Account during the previous Policy Year. Accumulated Value in the Fixed Account may be transferred pursuant to the Dollar Cost Averaging or Asset Reallocation Options subject to this limitation. The minimum amount that may be transferred is $500, except that this minimum does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options. Currently, there is no charge imposed upon transfers; however, Security Benefit reserves the right to assess a charge of $25 per transfer in the future to the extent transfers exceed six in any Policy Year and to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Fixed Account or Variable Accounts after a transfer.

   You may also make full surrenders and Partial Withdrawals to the same extent as a Policyowner who has invested in the Variable Accounts. See "Surrender," page 17 and "Partial Withdrawal Benefits," page 17. Policyowners allocating Accumulated Value in the Fixed Account may borrow up to 80% of Net Cash Surrender Value. See "Policy Loans," page 16. Transfers, surrenders, and withdrawals payable from the Fixed Account, and Policy loans made from Contract Value allocated to the Fixed Account, may be delayed for up to six months.

MORE ABOUT THE POLICY

OWNERSHIP -- The Policyowner is the individual named as such in the application or in any later change shown in Security Benefit's records. While the Insured is living, the Policyowner alone has the right to receive all benefits and exercise all rights that the Policy grants or Security Benefit allows.

   JOINT OWNERS. If more than one person is named as Policyowner, they are joint owners. Any Policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.


BENEFICIARY -- The Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. You may change the Beneficiary at any time during the life of the Insured by written request, which must be received by Security Benefit at its Home Office. The change will be effective as of the date this form is signed. Contingent and/or concurrent Beneficiaries may be designated. You may designate a permanent Beneficiary, whose rights under the Policy cannot be changed without his or her consent. Unless otherwise provided, if no designated Beneficiary is living upon the death of the Insured, the Policyowner or Policyowner's estate is the Beneficiary.


   Security Benefit will pay the death benefit proceeds to the Beneficiary. Unless otherwise provided, in order to receive proceeds at the Insured's death, the Beneficiary must be living at the time of the Insured's death.

EXCHANGE OF INSURED -- After the first Policy Year and subject to approval from Security Benefit, you may exchange the named Insured on the Policy upon written application, evidence of insurability satisfactory to Security Benefit, and payment of a charge of $100. The exchange is effective the first Monthly Payment Date on or after the exchange is approved. Coverage on the new Insured will become effective on the exchange date. Coverage on the current Insured will terminate on the day preceding the exchange date. The Policy Date will not be changed unless the new Insured was born after the Policy Date. In such case, the Policy Date will be changed to the Policy anniversary on or next following the birth date of the new Insured. The cost of insurance charge will be based on the new Insured's Age, gender, risk class and underwriting class.

   Security Benefit reserves the right to disallow a requested exchange of the named Insured, and will not permit a requested exchange, among other reasons,
(1) if compliance with the guideline premium limitations under tax law resulting from the exchange of Insured would result in the immediate termination of the Policy, or (2) if, to effect the requested exchange of Insured, payments to you would have to be made from Accumulated Value for compliance with the guideline premium limitations, and the amount of such payments would exceed the Net Cash Surrender Value under the Policy.

   A fee of $100 will be charged to cover the costs of processing the exchange of Insured. This amount will not be credited to or deducted from Accumulated Value, but must be paid directly to Security Benefit by you before the request for an exchange of Insured will be processed.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS -- During the first 24 months following the Policy Date, if the Policy has not lapsed, you may exchange the Policy for a fixed-benefit life insurance policy issued and made available for exchange by Security Benefit. The exchange will be made without evidence of insurability, and the new policy will have the same Specified Amount, Policy Date, Age, rating class and underwriting class for the Insured as the exchanged Policy.

   An exchange will be effective on the Monthly Payment Date following Security Benefit's receipt of written notice of your request to exchange in proper form and payment of any fee. Security Benefit reserves the right to charge a fee of up to $200 to effect an exchange. This fee will not be deducted from Accumulated Value, but must be paid directly to Security Benefit. Any outstanding Policy Debt must be repaid on or before the effective date of the exchange.

THE CONTRACT -- This Policy is a contract between you and Security Benefit. The entire contract consists of the Policy, a copy of the initial application, all subsequent applications to change the Policy, and endorsements, all Riders, and all additional Policy information sections (Specifications Pages) added to the Policy.

PAYMENTS -- Security Benefit will pay death benefit proceeds, Net Cash Surrender Value on surrender, Partial Withdrawals, and loan proceeds based on allocations made to the Variable Accounts, and will effect a transfer between Variable Accounts or from a Variable Account to the Fixed Account within seven days after Security Benefit receives all the information needed to process a payment.

   However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the Variable Accounts if:

* The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

* An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets; or

*   The SEC by order permits postponement for the protection of Policyowners.

ASSIGNMENT -- You may assign a Policy as collateral security for a loan or other obligation. No assignment will bind Security Benefit unless the original, or a copy, is received at Security Benefit's Home Office, and will be effective only when recorded by Security Benefit. An assignment does not change the ownership of the Policy. However, after an assignment, the rights of any Policyowner or Beneficiary will be subject to the assignment. The entire Policy, including any attached payment option or Rider, will be subject to the assignment. Security Benefit will rely solely on the assignee's statement as to the amount of the assignee's interest. Security Benefit will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this Policy grants except (a) the right to change the Policyowner or Beneficiary; and (b) the right to elect a payment option. Assignment of a Policy that is a Modified Endowment Contract may generate taxable income. (See "Federal Income Tax Considerations," page 20.)

ERRORS ON THE APPLICATION -- If the Age or gender of the Insured has been misstated, the death benefit under this Policy will be the greater of that which would be purchased by the most recent cost of insurance charge at the correct Age and gender, or the death benefit derived by multiplying Accumulated Value by the death benefit percentage for the correct Age and gender. If the Insured's Age, or gender is misstated in the application, the Accumulated Value will be modified by recalculating all prior cost of insurance charges and other monthly deductions based on the correct Age and gender. If unisex cost of insurance rates apply, no adjustment will be made for a misstatement of gender. See "Cost of Insurance," page 19.

INCONTESTABILITY -- Security Benefit may contest the validity of this Policy if any material misstatements are made in the application. However, this Policy will be incontestable after the expiration of the following: the initial Specified Amount cannot be contested after the Policy has been in force during the Insured's lifetime for two years from the date the Policy was issued; if the Insured is changed, the Policy cannot be contested after it has been in force during the new Insured's lifetime for two years from the effective date of the exchange; and an increase in the Specified Amount cannot be contested after the increase has been in force during an Insured's lifetime for two years from its effective date.

PAYMENT IN CASE OF SUICIDE -- If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, Security Benefit will limit the death benefit proceeds to the premium payments less any withdrawal amounts and less any Policy Debt. If the Insured has been changed and the new Insured dies by suicide, while sane or insane, within two years of the exchange date, the death benefit proceeds will be limited to the Net Cash Surrender Value as of the exchange date, plus the premiums paid since the exchange date, less the sum of any increases in Debt, withdrawal amounts, and any dividends paid in cash since the exchange date. If an Insured dies by suicide, while sane or insane, within two years of the effective date of any increase in the Specified Amount, Security Benefit will refund the cost of insurance charges made with respect to such increase.


DIVIDENDS -- The Policy may share in the surplus earnings of Security Benefit. However, the current dividend scale is zero, and Security Benefit does not anticipate that dividends will be paid. Any dividends that do become payable will be paid in cash. Certain states do not allow the Policy to be issued as a dividend-paying policy.

POLICY ILLUSTRATIONS -- Upon request, Security Benefit will send you an illustration of future benefits under the Policy based on both guaranteed and current cost factor assumptions. However, Security Benefit reserves the right to charge a fee for requests for illustrations in excess of one per Policy Year.


PAYMENT PLAN -- Maturity, surrender, or withdrawal benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured, and death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the Beneficiary. The monthly payments consisting of proceeds plus interest will be paid in equal installments for a period not to exceed 20 years. The purchase rates for the payment plan are guaranteed not to exceed those shown in the Policy, but from time to time Security Benefit may establish current rates that are lower (i.e., providing greater income). This benefit is not available if the income would be less than $25 a month. Maturity, surrender, or withdrawal benefits or death benefit proceeds may be used to purchase any other payment plan that Security Benefit makes available at that time.

OPTIONAL INSURANCE BENEFITS -- Subject to certain requirements, you may elect to add one or more of the following optional insurance benefits to the Policy by a Rider at the time of application for a Policy. These optional benefits are described briefly below. The cost of any additional insurance benefits will be deducted as part of the monthly deduction against Accumulated Value. See "Charges and Deductions," page 19. The amounts of these benefits are fully guaranteed at issue. Certain restrictions may apply and are described in the applicable Rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from Security Benefit upon written request. Certain Riders are not available in all states. For information relating to the federal income tax aspects of purchasing a Policy Rider, see "Federal Income Tax Considerations," page 20.

   WAIVER OF MONTHLY DEDUCTION RIDER. This Rider provides for the waiver of the monthly deduction in the event the Insured is disabled for a period of six months or longer prior to age 65.

   ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS. This Rider provides for payment of up to the lesser of (i) 50% of the Specified Amount less any Policy Debt or (ii) $250,000, upon receipt of satisfactory proof of terminal illness. Such terminal illness must first be diagnosed while the Policy is in force. The payment amount requested will be reduced by an actuarial discount which compensates Security Benefit for interest not earned as a result of early payment of a portion of the death benefit under the Policy. Premium payments made after the payment of the Accelerated Benefit must be allocated to the Fixed Account. Accelerated Benefit payments will not be made for less than $25,000 and, for any one Insured, will not be made for more than $500,000 under all policies issued by Security Benefit. Security Benefit may charge a fee of up to $200 to cover the costs of administration at the time of payment of an Accelerated Benefit.

   LEVEL TERM INSURANCE RIDER. This Rider provides level term insurance for a family member and may not be issued on the Insured. The maximum amount of insurance that may be provided under the Rider is an amount equal to the Specified Amount under the Policy. Up to five Level Term Insurance Riders may be added to a Policy.

   EXTENDED GUARANTEED DEATH BENEFIT RIDER. You may elect to extend the Guaranteed Death Benefit beyond the first five Policy Years by adding this Rider to the Policy at the time of application. This Rider provides an Extended Guaranteed Death Benefit Premium which, if paid in advance on at least a monthly basis, will keep the Policy in force beyond the first five Policy Years even if Net Cash Surrender Value is insufficient to cover the monthly deduction on any Monthly Payment Date. The length of the Extended Guaranteed Death Benefit period is 10 to 30 Policy Years (depending on the Age of the Insured on the Policy
Date). The amount of the Extended Guaranteed Death Benefit Premium is determined by Security Benefit based upon the Policy's Specified Amount and Death Benefit Option, any Riders added to the Policy, and the Age, gender (unless unisex cost of insurance rates apply), rating class, and underwriting class of the Insured. Security Benefit will send a reminder notice if the amount of premiums paid on a Policy to which this Rider has been added, less outstanding Policy Debt and any Partial Withdrawals, is less than an amount equal to the monthly Extended Guaranteed Death Benefit Premium times the number of Policy Months the Policy has been in force. If the required payment is not made within 61 days, measured from the date of the notice, the Extended Guaranteed Death Benefit will no longer be in effect and may not be reinstated. A Policy Loan taken while the Extended Guaranteed Death Benefit Rider is in effect may cause this benefit to terminate. As a result, the Policy will not have the protection from lapse provided by the Extended Guaranteed Death Benefit Rider. The Extended Guaranteed Death Benefit Premium is not applied to purchase the Rider, but is applied to the Policy and may be the same as the Planned Periodic Premium.

DISTRIBUTION OF THE POLICY -- Security Distributors, Inc. ("SDI") is principal underwriter (distributor) of the Policies. SDI is registered as a broker/ dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). SDI acts as principal underwriter under a Distribution Agreement with Security Benefit.

   Security Benefit and SDI have Sales Agreements with various broker/dealers under which the Policy will be sold by registered representatives of the broker/dealers. The registered representatives are required to be authorized under applicable state regulations to sell Variable Life Insurance. The broker/dealers are required to be registered with the SEC and members of the NASD. The compensation payable to a broker/dealer for sales of the Policy may vary with the Sales Agreement, but is not expected to exceed 2% of premium and 3% of the monthly cost of insurance charge. Broker/dealers may also receive annual compensation of up to .20% of Accumulated Value less Policy Debt, depending upon the circumstances. This annual compensation will be computed and payable monthly. In addition, Security Benefit may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered representatives earn commissions from the broker/dealers with whom they are affiliated for selling Security Benefit's Policies. Compensation arrangements vary among broker/dealers. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Security Benefit, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. Security Benefit makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

MORE ABOUT SECURITY BENEFIT

MANAGEMENT -- The directors and officers of Security Benefit are listed below, together with information as to their principal occupations during the past five years and certain other current affiliations. Unless otherwise indicated, the business address of each director and officer is c/o Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636.

HOWARD R. FRICKE
----------------
POSITION--Chief Executive Officer and Director
PRINCIPAL OCCUPATIONS--Chairman of the Board, Chief Executive Officer and Director, Security Benefit Life Insurance Company from March 1988 to present. Chairman of the Board, President, Chief Executive Officer and Director, Security Benefit Life Insurance Company from February 1988 to March 1998.

THOMAS R. CLEVENGER
-------------------
P.O. Box 8514, Wichita, KS 67208
POSITION--Director
PRINCIPAL OCCUPATIONS--Consultant, Investments, Wichita, Kansas since 1990; President, Fourth Financial Corporation, Topeka, Kansas prior to 1990.

SISTER LORETTO MARIE COLWELL
----------------------------
1700 SW 7th Street, Topeka, KS 66606
POSITION--Director
PRINCIPAL  OCCUPATIONS--President  and  Chief  Executive  Officer,  St.  Francis
Hospital  and  Medical  Center,   Topeka,  Kansas  since  1991;  various  senior
management and marketing positions, St. James Community Hospital, Butte, Montana prior to 1991.

JOHN C. DICUS
-------------
700 Kansas Avenue, Topeka, KS 66603
POSITION--Director
PRINCIPAL OCCUPATIONS--Chairman of the Board, Capitol Federal Savings and Loan Association, Topeka, Kansas.

STEVEN J. DOUGLASS
------------------
3231 E. 6th Street, Topeka, KS 66607
POSITION--Director
PRINCIPAL   OCCUPATIONS--President   and  Chief   Executive   Officer,   Payless
ShoeSource, Inc., Topeka, Kansas, since April 1996; various senior management positions, May Department Stores, Inc., St. Louis, Missouri prior to 1996.

WILLIAM W. HANNA
----------------
P.O. Box 2256, Wichita, KS 67201
POSITION--Director
PRINCIPAL OCCUPATIONS--Director, Chief Operating Officer and President, Koch Industries, Inc., Wichita, Kansas.


JOHN E. HAYES, JR.
------------------
200 Gulf Boulevard, Belleair Shore, FL 33786
POSITION--Director
PRINCIPAL OCCUPATIONS--Retired 1998 to present. Chairman of the Board, President and Chief Executive Officer, Western Resources, Inc., Topeka, Kansas 1989 to 1998; Chairman, President and Chief Executive Officer, Southwestern Bell Telephone Company, Topeka, Kansas prior to 1989.


LAIRD G. NOLLER
---------------
2245 Topeka Boulevard, Topeka, KS 66611
POSITION--Director
PRINCIPAL OCCUPATIONS--President, Noller Automotive Group, Topeka, Kansas.

FRANK C. SABATINI
-----------------
120 SW 6th Street, Topeka, KS 66603
POSITION--Director
PRINCIPAL OCCUPATIONS--Chairman of the Board, Capital City Bank, Topeka, Kansas.

ROBERT C. WHEELER
-----------------
P.O. Box 148, Topeka, KS 66601
POSITION--Director
PRINCIPAL OCCUPATIONS--President, Hill's Pet Nutrition, Inc., Topeka, Kansas.

KRIS A. ROBBINS
---------------
POSITION--President and Chief Operating Officer
PRINCIPAL OCCUPATIONS--President and Chief Operating Officer, Security Benefit Life Insurance Company since March 1998; Executive Vice President and Chief Operating Officer, Security Benefit Life Insurance Company from July 1997 to March 1998; various senior management positions, Providian Corp., Louisville, Kentucky from 1985 to 1997.

MALCOLM E. ROBINSON
-------------------
POSITION--Senior Vice President and Assistant to the President
PRINCIPAL OCCUPATIONS--Senior Vice President and Assistant to the President, Security Benefit Life Insurance Company.

RICHARD K RYAN
--------------
POSITION--Senior Vice President, Product and Market Development
PRINCIPAL OCCUPATIONS--Senior Vice President, Security Benefit Life Insurance Company.

DONALD J. SCHEPKER
------------------
POSITION--Senior Vice President, Chief Financial Officer, and Treasurer PRINCIPAL OCCUPATIONS--Senior Vice President, Chief Financial Officer and Treasurer, Security Benefit Life Insurance Company.

ROGER K. VIOLA
--------------
POSITION--Senior Vice President, General Counsel and Secretary
PRINCIPAL OCCUPATIONS--Senior Vice President, General Counsel and Secretary, Security Benefit Life Insurance Company.

GREG GARVIN
-----------
POSITION--Senior Vice President, Sales and Distribution
PRINCIPAL OCCUPATIONS--Senior Vice President, Sales and Distribution, Security Benefit Life Insurance Company from December 1998 to present; Vice President, Security Benefit Life Insurance Company, April 1998 to December 1998; Vice President Aegon/Commonwealth General, Louisville, KY from 1996 - 1998; Executive Vice President, Consenco/Bankmark, Louisville, KY, 1993 to 1996; President, Investor Life Services/USFG, Cincinnati, OH 1988 to 1993; President, Goldome Agency, Buffalo, NY from 1983 to 1988.

JAMES R. SCHMANK
----------------
POSITION--Senior Vice President
PRINCIPAL OCCUPATIONS--Senior Vice President, Security Benefit Life Insurance Company.

VENETTE K. DAVIS
----------------
POSITION--Senior Vice President, Market Implementation
PRINCIPAL OCCUPATIONS--Senior Vice President, Market Implementation, Security Benefit Life Insurance Company.

J. CRAIG ANDERSON
-----------------
POSITION--Senior Vice President, Human Resources
PRINCIPAL OCCUPATIONS--Senior Vice President, Human Resources, Security Benefit Life Insurance Company from March 1998 to present; Vice President, Human Resources, Security Benefit Life Insurance Company, June 1996 to March 1998; Vice President and Associate Counsel, Security Benefit Life Insurance Company, 1985 to June 1996.

OFFICERS AND DIRECTORS OF SBL WHO ARE ALSO CONNECTED WITH THE FUND OR ITS AFFILIATED PERSONS:

JOHN D. CLELAND
---------------
PRINCIPAL OCCUPATIONS--Senior Vice President and Managing Member Representative, Security Management Company, LLC

JAMES R. SCHMANK
----------------
PRINCIPAL OCCUPATIONS--President and Managing Member Representative, Security Management Company, LLC

   No officer or director listed above receives any compensation from the Separate Account. No separately allocable compensation has been paid by Security Benefit or any of its affiliates to any person listed for services rendered to the Account.

STATE REGULATION -- Security Benefit is subject to the laws of the State of Kansas governing insurance companies, and to regulation by the Commissioner of Insurance of the State of Kansas. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. Security Benefit must file an Annual Statement in a prescribed form with the Kansas Commissioner of Insurance and with regulatory authorities of other states on or before March 1 in each year. This statement covers the operations of Security Benefit for the preceding year and its financial condition as of December 31 of that year. Security Benefit's affairs are subject to review and examination at any time by the Commissioner of Insurance or his or her agents, and subject to full examination of Security Benefit's operations at periodic intervals.

TELEPHONE TRANSFER PRIVILEGES -- You may request a transfer of Accumulated Value and may request changes to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone if the Telephone Transfer Section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the Policy Account Number and the Owner's Tax Identification Number, and such instructions must be received on a recorded line.

   Telephone instructions received by Security Benefit by 3:00 p.m. Central time on any Valuation Date will be effected as of the end of that Valuation Date in accordance with your instructions (presuming that the Free-Look Period has expired). Security Benefit reserves the right to deny any telephone transfer or request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), you might not be able to request transfers and loans by telephone, and would have to submit written requests.

   By authorizing telephone transfers, you authorize Security Benefit to accept and act upon telephonic instructions for transfers involving your Policy, and agrees that neither Security Benefit, nor any of its affiliates will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected, provided that Security Benefit complied with its procedures. As a result of this policy on telephone requests, you may bear the risk of loss arising from the telephone transfer privileges. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS -- There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS -- Legal matters in connection with the issue and sale of the Policies described in this Prospectus and the organization of Security Benefit, its authority to issue the Policies under Kansas law, and the validity of the forms of the Policies under Kansas law have been passed on by Amy J. Lee, Associate General Counsel of Security Benefit.

REGISTRATION STATEMENT -- A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees and may also be obtained at the SEC's web site, http://www.sec.gov.


EXPERTS -- The Consolidated Financial Statements for Security Benefit Life Insurance Company and Subsidiaries at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and Security Varilife Separate Account at December 31, 1998 and for each of the three years in the period ended December 31, 1998 appearing in this Prospectus and Registration Statement, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon, appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS -- Financial Statements for the Separate Account at December 31, 1998 and for each of the three years in the period ended December 31, 1998 and the Consolidated Financial Statements of Security Benefit Life Insurance Company and subsidiaries at December 31, 1998, and 1997 and for each of the three years in the period ended December 31, 1998, are set forth herewith starting on page 33. The most current financial statements of Security Benefit Life Insurance Company and subsidiaries are those as of the end of the most recent fiscal year. Security Benefit does not prepare financial statements on a basis consistent with and comparable to its annual statements on an interim basis and believes that any incremental benefit to prospective policy holders that may result from preparing and delivering more current financial statements, though unaudited, does not justify the additional cost that would be incurred. In addition, Security Benefit represents that there have been no adverse changes in the financial condition or operations of Security Benefit between the end of the most current fiscal year and the date of this Prospectus.


   The Financial Statements of Security Benefit should be distinguished from the Financial Statements of the Separate Account, and should be considered only as bearing upon the ability of Security Benefit to meet its obligations under the Policies.

                         Report of Independent Auditors

The Contract Owners of Security Varilife Separate Account and the Board of Directors of Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of Security Varilife Separate Account (the Account) (comprised of the individual series indicated therein) as of December 31, 1998, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1998 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the individual series of the Security Varilife Separate Account at December 31, 1998, and the results of their operations and changes in their net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

February 5, 1999

                       Security Varilife Separate Account
                                  Balance Sheet
                                December 31, 1998
            (DOLLARS IN THOUSANDS - EXCEPT PER SHARE AND UNIT VALUES)


ASSETS
Investments:
  SBL Fund:
    Series A (Growth Series) - 60,613 shares at net asset value of
      $34.27 per share (cost, $1,729) .................................   $2,077
    Series B (Growth-Income Series) - 8,586 shares at net asset value
      of $39.68 per share (cost, $348) ................................      341
    Series C (Money Market Series) - 5,669 shares at net asset value of
      $12.53 per share (cost, $72) ....................................       71
    Series D (Worldwide Equity Series) - 46,709 shares at net asset
      value of $6.74 per share (cost, $301) ...........................      315
    Series E (High Grade Income Series) - 8,488 shares at net asset
      value of $12.42 per share (cost, $103) ..........................      105
    Series J (Emerging Growth Series) - 12,365 shares at net asset
      value of $22.51 per share (cost, $248) ..........................      278
    Series K (Global Aggressive Bond Series) - 3,619 shares at net
      asset value of $9.56 per share (cost, $37) ......................       35
    Series M (Specialized Asset Allocation Series) - 6,341 shares at
      net asset value of $12.87 per share (cost, $75) .................       82
    Series N (Managed Asset Allocation Series) - 2,442 shares at net
      asset value of $16.01 per share (cost, $29) .....................       39
    Series O (Equity Income Series) - 20,227 shares at net asset value
      of $18.35 per share (cost, $313) ................................      371
    Series S (Social Awareness Series) - 1,003 shares at net asset
      value of $28.40 per share (cost, $22) ...........................       29
                                                                           -----
Total assets                                                              $3,743
                                                                           =====

NET ASSETS

Net assets are represented by (NOTE 3):

                                                   NUMBER       UNIT
                                                  OF UNITS      VALUE     AMOUNT
                                                  ------------------------------
Growth Series:
  Accumulation units ..........................    83,617      $24.84     $2,077
Growth-Income Series:
  Accumulation units ..........................    17,727       19.22        341
Money Market Series:
  Accumulation units ..........................     6,041       11.76         71
Worldwide Equity Series:
  Accumulation units ..........................    20,982       15.00        315
High Grade Income Series:
  Accumulation units ..........................     7,916       13.32        105
Emerging Growth Series:
  Accumulation units ..........................    14,754       18.87        278
Global Aggressive Bond Series:
  Accumulation units ..........................     2,627       13.17         35
Specialized Asset Allocation Series:
  Accumulation units ..........................     5,836       13.98         82
Managed Asset Allocation Series:
  Accumulation units ..........................     2,409       16.22         39
Equity Income Series:
  Accumulation units ..........................    19,752       18.79        371
Social Awareness Series:
  Accumulation units ..........................     1,277       22.97         29
                                                                          ------
Total net assets                                                          $3,743
                                                                          ======

SEE ACCOMPANYING NOTES.

                       Security Varilife Separate Account
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1998
                                 (IN THOUSANDS)

                                                                                     HIGH
                                               GROWTH-      MONEY     WORLDWIDE      GRADE      EMERGING
                                   GROWTH      INCOME       MARKET      EQUITY      INCOME       GROWTH
                                   SERIES      SERIES       SERIES      SERIES      SERIES       SERIES
                                ---------------------------------------------------------------------------
Dividend distributions              $    8     $    5       $    1      $    4      $    5       $    2
Expenses (NOTE 2):
   Mortality and expense risk
   fee                                   -          -            -           -           -            -
   Administrative fee and
     insurance costs                  (132)       (38)         (11)        (48)         (5)         (47)
                                ---------------------------------------------------------------------------
Net investment gain (loss)            (124)       (33)         (10)        (44)          -          (45)

Capital gain distributions             104         30            -          21           1           24
Realized gain on investments            59          7            2           1           -            8
Unrealized appreciation
   (depreciation) on
   investment                          215        (23)           -          24           1            6
                                ---------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments          378         14            2          46           2           38
                                ---------------------------------------------------------------------------

Net increase (decrease) in net
   assets resulting from
   operations                          254        (19)          (8)          2           2           (7)
Net assets at beginning of year      1,320        278           46         227          86          222
Variable account deposits
   (NOTES 2 AND 3)                     547        101          199         102          20           83
Terminations and withdrawals
   (NOTES 2 AND 3)                     (29)       (16)        (165)        (13)         (2)         (18)
Mortality adjustment                   (15)        (3)          (1)         (3)         (1)          (2)
                                ---------------------------------------------------------------------------
Net assets at end of year           $2,077       $341        $  71        $315        $105         $278
                                ===========================================================================

                                  GLOBAL    SPECIALIZED    MANAGED
                                AGGRESSIVE     ASSET        ASSET       EQUITY      SOCIAL
                                   BOND      ALLOCATION  ALLOCATION     INCOME    AWARENESS
                                  SERIES       SERIES      SERIES       SERIES      SERIES
                                -------------------------------------------------------------
Dividend distributions              $  3         $  2        $  1       $    5        $  -
Expenses (NOTE 2):
   Mortality and expense risk
   fee                                 -            -           -            -           -
   Administrative fee and
     insurance costs                  (1)          (4)         (2)         (18)         (1)
                                -------------------------------------------------------------
Net investment gain (loss)             2           (2)         (1)         (13)         (1)

Capital gain distributions             1            4           -           12           1
Realized gain on investments           -            -           1           17           1
Unrealized appreciation
   (depreciation) on
   investments                        (2)           4           4           (2)          5
                                -------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments         (1)           8           5           27           7
                                -------------------------------------------------------------

Net increase (decrease) in net
   assets resulting from
   operations                          1            6           4           14           6
Net assets at beginning of year       24           57          31          302          24
Variable account deposits
   (NOTES 2 AND 3)                    12           20           4           91           3
Terminations and withdrawals
   (NOTES 2 AND 3)                    (2)           -           -          (33)         (4)
Mortality adjustment                   -           (1)          -           (3)          -
                                -------------------------------------------------------------
Net assets at end of year            $35          $82         $39         $371         $29
                                =============================================================

SEE ACCOMPANYING NOTES.

                       Security Varilife Separate Account
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1997
                                 (IN THOUSANDS)

                                                                                     HIGH
                                               GROWTH-      MONEY     WORLDWIDE      GRADE      EMERGING
                                   GROWTH      INCOME       MARKET      EQUITY      INCOME       GROWTH
                                   SERIES      SERIES       SERIES      SERIES      SERIES       SERIES
                                ---------------------------------------------------------------------------
Dividend distributions              $   5       $  5         $  3        $  4        $  5         $  1
Expenses (NOTE 2):
   Mortality and expense risk
   fee                                 (7)        (2)           -          (2)         (1)          (2)
   Administrative fee and
     insurance costs                   (77)       (21)         (10)        (28)        (5)         (31)
                                ---------------------------------------------------------------------------
Net investment gain (loss)             (79)       (18)          (7)        (26)        (1)         (32)
Capital gain distributions              49         13            -          10          -            5
Realized gain (loss) on
   investments                          43         11           (1)          8          -           15
Unrealized appreciation
   (depreciation) on
   investments                          89         10            -         (13)         2           16
                                ---------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments          181         34           (1)          5           2           36
                                ---------------------------------------------------------------------------

Net increase (decrease) in net
   assets resulting from
   operations                          102         16           (8)        (21)          1            4
Net assets at beginning of year        502        113           31         150          69          157
Variable account deposits
   (NOTES 2 AND 3)                     752        153          426         124          18          108
Terminations and withdrawals
   (NOTES 2 AND 3)                     (36)        (4)        (403)        (26)         (2)         (47)
                                ---------------------------------------------------------------------------
Net assets at end of year           $1,320       $278        $  46        $227         $86         $222
                                ===========================================================================

SEE ACCOMPANYING NOTES.

                                  GLOBAL    SPECIALIZED    MANAGED
                                AGGRESSIVE     ASSET        ASSET       EQUITY      SOCIAL
                                   BOND      ALLOCATION  ALLOCATION     INCOME    AWARENESS
                                  SERIES       SERIES      SERIES       SERIES      SERIES
                                -------------------------------------------------------------
Dividend distributions             $  2         $  1        $  -         $  2        $  -
Expenses (NOTE 2):
   Mortality and expense risk
   fee                                -            -           -           (2)          -
   Administrative fee and
     insurance costs                 (1)          (3)         (1)         (13)         (1)
                                -------------------------------------------------------------
Net investment gain (loss)            1           (2)         (1)         (13)         (1)
Capital gain distributions            1            1           -            3           1
Realized gain (loss) on
   investments                        -            -           -            4           -
Unrealized appreciation
   (depreciation) on
   investments                       (1)           1           4           46           2
                                -------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments          -            2           4           53           3
                                -------------------------------------------------------------

Net increase (decrease) in net
   assets resulting from
   operations                          1            -           3           40           2
Net assets at beginning of year       13           36          23          141          12
Variable account deposits
   (NOTES 2 AND 3)                    10           21           5          121          13
Terminations and withdrawals
   (NOTES 2 AND 3)                     -            -           -            -          (3)
                                -------------------------------------------------------------
 Net assets at end of year           $24          $57         $31         $302         $24
                                ============================================================

SEE ACCOMPANYING NOTES.

                       Security Varilife Separate Account
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1996
                                 (IN THOUSANDS)

                                                                                     HIGH
                                               GROWTH-      MONEY     WORLDWIDE      GRADE      EMERGING
                                   GROWTH      INCOME       MARKET      EQUITY      INCOME       GROWTH
                                   SERIES      SERIES       SERIES      SERIES      SERIES       SERIES
                                ----------------------------------------------------------------------------
Dividend distributions             $    3      $    2       $    1      $    3        $  3       $    -
Expenses (NOTE 2):
   Mortality and expense risk
   fee                                 (3)         (1)          (1)         (1)          -           (1)
   Administrative fee and
     insurance costs                  (31)        (10)          (7)         (9)         (4)         (15)
                                ----------------------------------------------------------------------------
Net investment loss                   (31)         (9)          (7)         (7)         (1)         (16)

Capital gain distributions             19           9            -           3           -            4
Realized gain on
   investments                         14           5            3           2           -            2
Unrealized appreciation
   (depreciation) on
   investments                         32          (3)          (1)          3          (3)           8
                                ----------------------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments          65          11            2           8          (3)          14
                                ----------------------------------------------------------------------------

Net increase (decrease) in net
   assets resulting from
   operations                          34           2           (5)          1          (4)          (2)
Net assets at beginning of
   year                               201          61          143          17          39           53
Variable account deposits
   (NOTES 2 AND 3)                    278          57          401         133          34          112
Terminations and withdrawals
   (NOTES 2 AND 3)                    (11)         (7)        (508)         (1)          -           (6)
                                ----------------------------------------------------------------------------
Net assets at end of year            $502        $113        $  31        $150         $69         $157
                                ============================================================================

SEE ACCOMPANYING NOTES.

                                 GLOBAL     SPECIALIZED    MANAGED
                                AGGRESSIVE     ASSET        ASSET       EQUITY      SOCIAL
                                  BOND       ALLOCATION  ALLOCATION     INCOME    AWARENESS
                                 SERIES        SERIES      SERIES       SERIES      SERIES
                                ------------------------------------------------------------
Dividend distributions             $  1          $  -        $  -       $    -        $  -
Expenses (NOTE 2):
   Mortality and expense risk
   fee                                -             -           -           (1)          -
   Administrative fee and
     insurance costs                 (1)           (1)          -           (2)          -
                                ------------------------------------------------------------
Net investment loss                   -            (1)          -           (3)          -

Capital gain distributions            -             -           -            -           -
Realized gain on                      -             -           -            -           1
   investments
Unrealized appreciation
   (depreciation) on
   investments                        1             3           2           14           -
                                ------------------------------------------------------------
Net realized and unrealized
   gain (loss) on investments         1             3           2           14           1
                                ------------------------------------------------------------

Net increase (decrease) in net
   assets resulting from
   operations                         1             2           2           11           1
Net assets at beginning of
   year                               -             1           -            -           3
Variable account deposits
   (NOTES 2 AND 3)                   12            34          21          130          13
Terminations and withdrawals
   (NOTES 2 AND 3)                    -            (1)          -            -          (5)
                                ------------------------------------------------------------
Net assets at end of year           $13           $36         $23         $141         $12
                                ============================================================

                       Security Varilife Separate Account
                          Notes to Financial Statements
                        December 31, 1998, 1997 and 1996


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Varilife Separate Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All activity in the account relates to Security Elite Benefit, a variable life product sold by SBL. Deposits received by the Account are invested in the SBL Fund, a mutual fund not otherwise available to the public. As directed by the owners, amounts deposited may be invested in shares of Series A (Growth Series - emphasis on capital appreciation), Series B (Growth-Income Series - emphasis on capital appreciation with secondary emphasis on income), Series C (Money Market Series - emphasis on capital preservation while generating interest income), Series D (Worldwide Equity Series - emphasis on long-term capital growth through investment in foreign and domestic common stocks and equivalents), Series E (High Grade Income Series - emphasis on current income with security of
principal),   Series  J   (Emerging   Growth   Series  -  emphasis   on  capital
appreciation), Series K (Global Aggressive Bond Series - emphasis on high current income with secondary emphasis on capital appreciation), Series M (Specialized Asset Allocation Series - emphasis on high total return consisting of capital appreciation and current income), Series N (Managed Asset Allocation Series - emphasis on high level of total return), Series O (Equity Income Series emphasis on substantial dividend income and capital appreciation) and Series S (Social Awareness Series emphasis on capital appreciation).

Under the terms of the investment advisory contracts, portfolio investments of the underlying mutual fund are made by Security Management Company, LLC (SMC), a limited liability company controlled by its members, SBL and Security Benefit Group, Inc., a wholly-owned subsidiary of SBL. SMC has engaged T. Rowe Price Associates, Inc. to provide sub-advisory services for the Managed Asset Allocation Series and the Equity Income Series and Meridian Investment
Management Corporation to provide sub-advisory services for the Specialized Asset Allocation Series, and Strong Capital Management, Inc. to provide sub-advisory services to the Small Cap Series. Lexington Management Corporation
(LMC) served as sub-advisor for the Worldwide Equity Series until November 1, 1998, when LMC was replaced by OppenheimerFunds, Inc. Effective December 31, 1998, LMC resigned as sub-advisor for Global Aggressive Bond Series, which thereafter will be advised by SMC.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine realized gains and losses. Security transactions are accounted for on the trade date.

The cost of investments purchased and proceeds from investments sold during the year ended December 31 were as follows

                                              1998                    1997                     1996
                                     ---------------------- ------------------------- ------------------------
                                                  PROCEEDS                PROCEEDS                 PROCEEDS
                                       COST OF      FROM       COST OF      FROM        COST OF      FROM
                                      PURCHASES    SALES      PURCHASES     SALES      PURCHASES     SALES
                                     ---------------------- ------------------------- ------------------------
                                                                  (IN THOUSANDS)
Growth Series .....................      $694       $211          $847        $161         $312       $  56
Growth-Income Series ..............       155         76           186          42           70          20
Money Market Series ...............       263        240           436         420          426         543
Worldwide Equity Series ...........       131         68           156          74          144          15
High Grade Income Series ..........        25          7            24           9           38           5
Emerging Growth Series ............       147        105           127          93          124          30
Global Aggressive Bond Series .....        15          2            14           2           13           1
Specialized Asset Allocation Series        26          5            24           4           35           2
Managed Asset Allocation Series ...         5          2             5           1           22           1
Equity Income Series ..............       109         55           128          17          131           4
Social Awareness Series ...........         4          5            17           7           14           6

REINVESTMENT OF DIVIDENDS

Dividend and capital gain distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective series. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

The operations of the account are part of the operations of SBL. Under current law, no federal income taxes are allocated by SBL to the operations of the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. SECURITY VARILIFE SEPARATE ACCOUNT CONTRACT CHARGES

SBL deducts a daily administrative charge equal to an annual rate of .35% of the average daily net assets of each account. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of .90% of the average daily net assets of each account.

A deduction for cost of insurance and cost of any riders also is made monthly and is equal to a current cost of insurance rate multiplied by the net amount at risk under a policy at the beginning of the policy month. The net amount at risk for these purposes is equal to the amount of death benefit payable at the beginning of the policy month divided by 1.0032737 less the accumulated value at the beginning of the month. These charges amounted to $297,000, $185,000 and $78,000 during 1998, 1997 and 1996, respectively.

When applicable, an amount for state and local premium taxes is deducted from each premium payment as provided by pertinent state law.

3. SUMMARY OF UNIT TRANSACTIONS

                                                           UNITS
                                              ----------------------------------
                                                   YEAR ENDED DECEMBER 31
                                                 1998      1997      1996
                                              ----------------------------------
                                                      (IN THOUSANDS)
Growth Series:
   Account deposits .......................       25         40         19
   Terminations, withdrawals and expenses .        7          6          3
Growth-Income Series:
   Account deposits .......................        5         10          4
   Terminations, withdrawals and expenses .        3          2          1
Money Market Series:
   Account deposits .......................       17         38         37
   Terminations, withdrawals and expenses .       15         37         48
Worldwide Equity Series:
   Account deposits .......................        7         10         12
   Terminations, withdrawals and expenses .        4          4          1
High Grade Income Series:
   Account deposits .......................        2          2          3
   Terminations, withdrawals and expenses          1          1          -
Emerging Growth Series:
   Account deposits .......................        5          7          9
   Terminations, withdrawals and expenses .        4          5          2
Global Aggressive Bond Series:
   Account deposits .......................        1          1          1
   Terminations, withdrawals and expenses .        -          -          -
Specialized Asset Allocation Series:
   Account deposits .......................        2          2          3
   Terminations, withdrawals and expenses .        -          -          -
Managed Asset Allocation Series:
   Account deposits .......................        -          -          2
   Terminations, withdrawals and expenses .        -          -          -
Equity Income Series:
   Account deposits .......................        5          8         10
   Terminations, withdrawals and expenses .        3          1          -
Social Awareness Series:
   Account deposits .......................        -          1          1
   Terminations, withdrawals and expenses .        -          -          -

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1998 and 1997, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
February 5, 1999

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS

                                                              DECEMBER 31
                                                          1998           1997
                                                       -------------------------
ASSETS                                                      (IN THOUSANDS)
Investments:
   Securities available-for-sale:
     Fixed maturities...............................   $2,120,369     $1,650,324
     Equity securities..............................      158,291        120,508
   Fixed maturities held-to-maturity................      264,283        452,411
   Mortgage loans...................................       57,400         64,251
   Real estate......................................        2,875          3,056
   Policy loans.....................................       88,385         85,758
   Cash.............................................       28,419         30,896
   Other invested assets............................       49,308         42,395
                                                       -------------------------
Total investments...................................    2,769,330      2,449,599

Accrued investment income...........................       31,740         30,034
Accounts receivable.................................       20,373         22,227
Reinsurance recoverable.............................      407,891        397,519
Property and equipment, net.........................       20,869         19,669
Deferred policy acquisition costs...................      168,483        159,441
Other assets........................................       17,381         15,537
Separate account assets.............................    4,416,194      3,716,639
                                                       -------------------------
                                                       $7,852,261     $6,810,665
                                                       =========================
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy reserves and annuity account values.......   $2,699,894     $2,439,713
   Policy and contract claims.......................        9,768         10,955
   Other policyholder funds.........................       20,496         21,582
   Accounts payable and accrued expenses............       47,168         35,343
   Income taxes payable.............................       24,622         10,960
   Deferred income tax liability....................       60,724         58,261
   Long-term debt and other borrowings..............       60,000         65,000
   Other liabilities................................       14,276         17,331
   Separate account liabilities.....................    4,416,194      3,716,639
                                                       -------------------------
Total liabilities...................................    7,353,142      6,375,784

Stockholder's equity:
   Common stock, $10 par value; 1,000,000 shares
     authorized; 700,010 issued and outstanding.....        7,000            ---
   Retained earnings................................      462,019        409,432
   Accumulated other comprehensive income, net......       30,100         25,449
                                                       -------------------------
Total stockholder's equity..........................      499,119        434,881
                                                       -------------------------
                                                       $7,852,261     $6,810,665
                                                       =========================

See accompanying notes to consolidated financial statements.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                   YEAR ENDED DECEMBER 31
                                                              1998         1997         1996
                                                            -----------------------------------
                                                                      (IN THOUSANDS)
Revenues:
  Insurance premiums and other considerations............   $ 24,187     $ 24,640     $ 28,848
  Net investment income..................................    174,048      184,975      194,783
  Asset based fees.......................................     88,721       72,025       55,977
  Other product charges..................................      7,749        9,163       10,470
  Realized gains (losses) on investments.................      4,261        4,929         (244)
  Other revenues.........................................     17,307       21,389       24,391
                                                            -----------------------------------
Total revenues...........................................    316,273      317,121      314,225

Benefits and expenses:
  Annuity and interest sensitive life benefits:
    Interest credited to account balances................     94,552      102,640      108,705
    Benefit claims in excess of account balances.........      4,662        4,985        7,541
  Traditional life insurance benefits....................     12,617       17,472       18,222
  Supplementary contract payments........................      9,694        9,660       11,121
  Increase in traditional life reserves..................      1,699        7,050        8,580
  Other benefits.........................................     13,227        7,801       11,416
                                                            -----------------------------------
Total benefits...........................................    136,451      149,608      165,585

Commissions and other operating expenses.................     63,998       59,576       52,044
Amortization of deferred policy acquisition costs........     25,447       26,179       25,930
Interest expense.........................................      5,075        5,305        4,285
Other expenses...........................................      3,354        3,381        1,667
                                                            -----------------------------------
Total benefits and expenses..............................    234,325      244,049      249,511
                                                            -----------------------------------
Income before income taxes...............................     81,948       73,072       64,714
Income taxes.............................................     22,361       21,567       20,871
                                                            -----------------------------------
Net income...............................................   $ 59,587     $ 51,505     $ 43,843
                                                            ===================================

See accompanying notes to consolidated financial statements.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                        ACCUMULATED
                                                           OTHER
                                  COMMON   RETAINED    COMPREHENSIVE
                                  STOCK    EARNINGS       INCOME         TOTAL
                                  ----------------------------------------------
Balance at December 31, 1995...   $  ---   $314,084      $ 11,607      $325,691
  Comprehensive income:
    Net income.................      ---     43,843           ---        43,843
    Unrealized losses, net.....      ---        ---       (12,086)      (12,086)
                                                                       ---------
  Comprehensive income.........                                          31,757
                                  ----------------------------------------------
Balance at December 31, 1996...      ---    357,927          (479)      357,448
  Comprehensive income:
    Net income.................      ---     51,505           ---        51,505
    Unrealized gains, net......      ---        ---        25,928        25,928
                                                                       ---------
  Comprehensive income.........                                          77,433
                                  ----------------------------------------------
 Balance at December 31, 1997..      ---    409,432        25,449       434,881
   Common stock issued.........    7,000     (7,000)          ---           ---
   Comprehensive income:
     Net income................      ---     59,587           ---        59,587
     Unrealized gains, net.....      ---        ---         4,651         4,651
                                                                       ---------
   Comprehensive income........                                          64,238
                                  ----------------------------------------------
Balance at December 31, 1998...   $7,000   $462,019      $ 30,100      $499,119
                                  ==============================================

See accompanying notes to consolidated financial statements.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 YEAR ENDED DECEMBER 31
                                                                          1998            1997          1996
                                                                        ----------------------------------------
                                                                                   (IN THOUSANDS)
OPERATING ACTIVITIES

Net income.........................................................     $  59,587    $  51,505    $    43,843
Adjustments to reconcile net income to
   net cash provided by operating activities:
   Annuity and interest sensitive life products:
     Interest credited to account balances.........................        94,552      102,640        108,705
     Charges for mortality and administration......................          (297)     (10,582)       (13,115)
   Increase (decrease) in traditional life policy reserves.........         1,699       (3,101)        10,697
   Increase (decrease) in accrued investment income................        (1,706)       2,127         (1,538)
   Policy acquisition costs deferred...............................       (34,068)     (37,999)       (36,865)
   Policy acquisition costs amortized..............................        25,447       26,179         25,930
   Accrual of discounts on investments.............................        (2,708)      (2,818)        (3,905)
   Amortization of premiums on investments.........................         8,452        9,138         11,284
   Depreciation and amortization...................................         4,441        3,959          3,748
   Other...........................................................        10,144       (8,444)        (3,379)
                                                                        --------------------------------------
Net cash provided by operating activities..........................       165,543      132,604        145,405

INVESTING ACTIVITIES

Sale, maturity or repayment of investments:
   Fixed maturities available-for-sale.............................       436,773      368,901        870,240
   Fixed maturities held-to-maturity...............................       157,729      124,013         58,874
   Equity securities available-for-sale............................        13,293       48,495          3,643
   Mortgage loans..................................................         8,924        3,739         12,545
   Real estate.....................................................           ---          946          2,935
   Separate account assets.........................................           ---        9,180          5,214
   Other invested assets...........................................         2,929        7,865         26,293
                                                                        --------------------------------------
                                                                          619,648      563,139        979,744
Acquisition of investments:
   Fixed maturities available-for-sale.............................      (878,753)    (219,736)      (936,376)
   Fixed maturities held-to-maturity...............................        (1,287)      (1,188)       (52,422)
   Equity securities available-for-sale............................       (42,641)     (67,004)       (68,222)
   Mortgage loans..................................................        (2,054)      (1,447)        (4,538)
   Real estate.....................................................          (756)        (712)        (2,637)
   Other invested assets...........................................        (7,441)      (7,518)       (22,782)
                                                                        --------------------------------------
                                                                         (932,932)    (297,605)    (1,086,977)

Purchase of property and equipment.................................        (4,617)      (4,144)        (1,879)
Net increase in policy loans.......................................        (2,627)      (8,654)        (6,370)
Net cash transferred per coinsurance agreement.....................           ---     (218,043)           ---
                                                                        --------------------------------------
Net cash provided by (used in) investing activities................      (320,528)      34,693       (115,482)

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                                               YEAR ENDED DECEMBER 31
                                                                          1998           1997          1996
                                                                        ----------------------------------------
                                                                                   (IN THOUSANDS)
FINANCING ACTIVITIES
Issuance of long-term debt.........................................     $     ---    $     ---    $    65,000
Repayment of long-term debt........................................        (5,000)         ---            ---
Annuity and interest sensitive life products:
   Deposits credited to account balances...........................       475,522      167,517        202,129
   Withdrawals from account balances...............................      (318,014)    (312,228)      (305,530)
                                                                        --------------------------------------
Net cash provided by (used in) financing activities................       152,508     (144,711)       (38,401)
                                                                        --------------------------------------
Increase (decrease) in cash........................................        (2,477)      22,586         (8,478)
Cash at beginning of year..........................................        30,896        8,310         16,788
                                                                        --------------------------------------
Cash at end of year................................................     $  28,419    $  30,896    $     8,310
                                                                        ======================================
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
   Cash paid during the year for:
   Interest........................................................     $   5,443    $   5,307    $     2,966
                                                                        ======================================
   Income taxes....................................................     $   8,269    $  27,920    $    16,213
                                                                        ======================================

See accompanying notes to consolidated financial statements.

            SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                               DECEMBER 31, 1998


1.   SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF OPERATIONS AND ORGANIZATION

     The operations of Security Benefit Life Insurance Company (SBL or the Company) consist primarily of marketing and distributing annuities, mutual funds, life insurance and related products throughout the United States. The Company and/or its subsidiaries offer a diversified portfolio of investment products comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities increasingly have been concentrated in the individual flexible premium variable annuity markets.

     On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company under a mutual holding company structure pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corp. (SBC), a Kansas domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas domiciled mutual holding company, were formed. On the same date, all of the initial shares of common stock of SBL, except for shares issued to SBL Directors in accordance with Kansas law, were issued to SBC. In addition, all of the initially issued shares of common stock of SBC, consisting of 1,000 shares of Class B common stock, were issued to SBMHC. As a result of the Conversion, SBMHC indirectly owned, through its ownership of SBC, all of the issued and outstanding common stock of SBL (except shares required by law to be held by SBL Directors). In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

     BASIS OF PRESENTATION

     The consolidated financial statements include the operations and accounts of the Company and its subsidiaries including Security Management Company, LLC and Security Benefit Group, Inc. (which includes First Security Benefit Life Insurance and Annuity Company of New York; Security Distributors, Inc.; Security Benefit Academy, Inc.; and Creative Impressions, Inc.). Significant intercompany transactions have been eliminated in consolidation.

     ACCOUNTING CHANGE

     In 1998, the Company adopted  Statement of Financial  Accounting  Standards
     (SFAS) Statement No. 130, "Reporting Comprehensive Income." Statement No. 130 establishes new rules for the reporting and display of comprehensive income and its components; however, the adoption of this Statement had no impact on the Company's net income or stockholder's equity. Statement No. 130 requires unrealized gains or losses on the Company's available-for-sale securities, which prior to adoption were reported separately in equity, to be included in other comprehensive income.

     USE OF ESTIMATES

     The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

     INVESTMENTS

     Fixed maturities are classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Fixed maturities not classified as held-to-maturity and equity securities are classified as available-for-sale. Equity securities are comprised of common stock, preferred stock and mutual funds.

     Securities available-for-sale are reported in the accompanying consolidated financial statements at fair value. Any valuation changes resulting from changes in the fair value of these securities are reflected as a component of accumulated other comprehensive income. These unrealized gains or losses in accumulated other comprehensive income are reported, net of taxes and adjustments to deferred policy acquisition costs.

     The amortized cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity. Distributions from mutual funds are included in investment income. Realized gains and losses on sales of investments are recognized in revenues on the specific-identification method.

     Mortgage loans are reported at amortized cost. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships.

     The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are prepaid/withdrawn, mature or reprice in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and while facilitating the funding needs of the Company. The Company periodically may use derivative financial instruments to modify its interest rate sensitivity to levels deemed to be appropriate based on the Company's current economic outlook.

     Such derivative financial instruments are for purposes other than trading and are classified as available-for-sale in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, these instruments are stated at fair value with the change in fair value reported as a component of accumulated other comprehensive income.

     DEFERRED POLICY ACQUISITION COSTS

     To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs that are primarily related to the acquisition or renewal of life insurance and deferred annuity business have been deferred.

     Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

     For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on securities.

     PROPERTY AND EQUIPMENT

     Property and equipment, including home-office real estate, furniture and fixtures, and data-processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

     SEPARATE ACCOUNTS

     The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and, therefore, are not included in investment earnings in the accompanying statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

     POLICY RESERVES AND ANNUITY ACCOUNT VALUES

     Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality and withdrawals, and other assumptions that approximate expected experience.

     Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.4% to 8% during 1998, from 3.8% to 7.25% during 1997 and from 3.5% to 7.25% during 1996.

     INCOME TAXES

     Deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale).

     RECOGNITION OF REVENUES

     Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

     FAIR VALUES OF FINANCIAL INSTRUMENTS

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturities are based on quoted market prices if available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

     Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts reported in the consolidated balance sheets approximate their fair values.

     Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

     Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

2.   INVESTMENTS

     Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1998 and 1997 is as follows:

                                                                DECEMBER 31, 1998
                                                -------------------------------------------------
                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED
                                                   COST        GAINS        LOSSES     FAIR VALUE
                                                -------------------------------------------------
                                                                 (IN THOUSANDS)
     AVAILABLE-FOR-SALE
     U.S. Treasury securities and
       obligations of U.S. government
       corporations and agencies.............   $  204,414     $ 5,254      $     8    $  209,660
     Obligations of states and political
       subdivisions..........................       27,583       2,310          ---        29,893
     Corporate securities....................    1,053,782      33,400       10,716     1,076,466
     Mortgage-backed securities..............      628,020      12,530        2,550       638,000
     Asset-backed securities.................      166,144       2,113        1,907       166,350
                                                -------------------------------------------------
     Totals..................................   $2,079,943     $55,607      $15,181    $2,120,369
                                                =================================================
     Equity securities.......................   $  140,999     $18,271      $   979    $  158,291
                                                =================================================
     HELD-TO-MATURITY
     Obligations of states and political
       subdivisions..........................   $   61,473     $ 3,196      $   ---    $   64,669
     Corporate securities....................       93,413       7,718          360       100,771
     Mortgage-backed securities..............       96,987       1,640          ---        98,627
     Asset-backed securities.................       12,410         289          ---        12,699
                                                -------------------------------------------------
     Totals..................................   $  264,283     $12,843      $   360    $  276,766
                                                =================================================

                                                                 DECEMBER 31, 1997
                                                ----------------------------------------------------
                                                               GROSS        GROSS
                                                AMORTIZED    UNREALIZED   UNREALIZED
                                                   COST        GAINS        LOSSES        FAIR VALUE
                                                ----------------------------------------------------
                                                                   (IN THOUSANDS)
     AVAILABLE-FOR-SALE
     U.S. Treasury securities and
        obligations of U.S. government
        corporations and agencies............   $  214,088     $ 3,313      $  ---        $  217,401
     Obligations of states and political
        subdivisions.........................       24,008       1,365           8            25,365
     Corporate securities....................      742,123      27,986       1,674           768,435
     Mortgage-backed securities..............      510,991      11,429       2,137           520,283
     Asset-backed securities.................      117,907       1,030          97           118,840
                                                ----------------------------------------------------
     Totals..................................   $1,609,117     $45,123      $3,916        $1,650,324
                                                ====================================================
     Equity securities.......................   $  109,763     $11,220      $  475        $  120,508
                                                ====================================================
     HELD-TO-MATURITY
     Obligations of states and political
        subdivisions.........................   $   74,802     $ 2,094      $   30        $   76,866
     Corporate securities....................      108,609       5,295         201           113,703
     Mortgage-backed securities..............      227,131       2,725         364           229,492
     Asset-backed securities.................       41,869         297           1            42,165
                                                ----------------------------------------------------
     Totals..................................   $  452,411     $10,411      $  596        $  462,226
                                                ====================================================

     The prior-year financial statements have been reclassified to conform to the requirements of FASB Statement No. 130. After making these balance sheet reclassifications, the following amounts were included in accumulated other comprehensive income for the years ended December 31, 1998, 1997 and 1996:

                                                  1998       1997        1996
                                                 -------------------------------
     Unrealized holding gains (losses)
       arising during the year................   $10,523   $ 60,638    $(37,942)
     Less: Realized gains (losses) included
       in net income..........................     4,757      4,929        (244)
                                                 -------------------------------
     Other comprehensive income (loss),
       before deferred taxes and the unlocking
       of deferred policy acquisition costs...     5,766     55,709     (37,698)
     Deferred income taxes....................    (2,033)   (13,913)      6,203
     Unlocking of deferred policy acquisition
       costs..................................       918    (15,868)     19,409
                                                 -------------------------------
     Other comprehensive income (loss), net...   $ 4,651   $ 25,928    $(12,086)
                                                 ===============================

     The amortized cost and fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                  AVAILABLE-FOR-SALE         HELD-TO-MATURITY
                                                ------------------------------------------------
                                                AMORTIZED                 AMORTIZED
                                                  COST       FAIR VALUE     COST      FAIR VALUE
                                                ------------------------------------------------
                                                                 (IN THOUSANDS)
     Due in one year or less.................   $   48,041   $   48,326   $  1,508    $  1,528
     Due after one year through five years...      176,414      180,716      8,485       8,977
     Due after five years through 10 years...      567,478      579,461     36,368      38,562
     Due after 10 years......................      493,846      507,516    108,525     116,373
     Mortgage-backed securities..............      628,020      638,000     96,987      98,627
     Asset-backed securities.................      166,144      166,350     12,410      12,699
                                                ------------------------------------------------
                                                $2,079,943   $2,120,369   $264,283    $276,766
                                                ================================================

     The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1998 is as follows:

                                                  CARRYING
     QUALITY RATING                                AMOUNT            %
     -------------------------------------------------------------------
                                               (IN THOUSANDS)

     AAA....................................     $1,055,819        44.3%
     AA.....................................        215,520         9.0
     A......................................        469,855        19.7
     BBB....................................        422,600        17.7
     Noninvestment grade....................        220,858         9.3
                                                 =======================
                                                 $2,384,652       100.0%
                                                 =======================

     Major categories of net investment income for the years ended December 31, 1998, 1997 and 1996 are summarized as follows:

                                                  1998       1997        1996
                                                -------------------------------
                                                        (IN THOUSANDS)
     Interest on fixed maturities............   $154,529   $167,646    $174,592
     Dividends and distributions on
       equity securities ....................     10,945      7,358       5,817
     Interest on mortgage loans .............      5,388      6,017       6,680
     Interest on policy loans................      5,381      6,282       6,372
     Interest on short-term investments......      2,377      2,221       1,487
     Other...................................        865       (166)      4,199
                                                -------------------------------
     Total investment income.................    179,485    189,358     199,147
     Less investment expenses................      5,437      4,383       4,364
                                                -------------------------------
     Net investment income...................   $174,048   $184,975    $194,783
                                                ===============================

     Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, for the years ended December 31, 1998, 1997 and 1996 are as follows:

                                                1998         1997         1996
                                              ----------------------------------
                                                        (IN THOUSANDS)
     Proceeds from sales...................   $196,849     $333,498     $393,189
     Gross realized gains..................      9,801       11,889        9,407
     Gross realized losses.................      4,939        6,640        9,723

     Net realized gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 1998, 1997 and 1996 consist of the following:

                                                 1998        1997         1996
                                                --------------------------------
                                                        (IN THOUSANDS)
     Fixed maturities........................   $2,976      $  861      $(1,329)
     Equity securities.......................    1,886       4,388        1,013
     Other...................................     (105)       (320)          72
                                                --------------------------------
                                                 4,757       4,929         (244)
     Amortization of deferred policy
       acquisition costs.....................     (496)        ---          ---
                                                --------------------------------
     Net realized gains (losses).............   $4,261      $4,929      $  (244)
                                                ================================

     There were no deferred losses at December 31, 1998 or 1997 resulting from terminated and expired futures contracts. There were no outstanding agreements to sell securities at December 31, 1998, 1997 or 1996. The notional amount of interest rate exchange agreements outstanding at December 31, 1998 was $88,450,000. These agreements have maturities ranging from September 2002 to December 2005. Under these agreements, the Company receives variable interest rates based on the three-month LIBOR rate and pays fixed interest rates ranging from 5.54% to 7.5%.

     The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 14 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1998 being in the states of Kansas (31%), Iowa (16%) and Texas (14%).

3.   EMPLOYEE BENEFIT PLANS

     Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. Plan assets are invested in public mutual funds with varying investment objectives which are managed by an affiliated entity. Unrealized gains on plan assets were $669,000 and $628,000 at December 31, 1998 and 1997, respectively.

     In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 2002 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

     The following table sets forth the plans' funded status and amounts recognized in the financial statements at December 31 and for the years then ended:

                                                   PENSION BENEFITS        OTHER BENEFITS
                                                -------------------------------------------
                                                  1998        1997        1998       1997
                                                -------------------------------------------
     Benefit obligation at year end..........   $(13,306)   $(12,487)   $(4,962)   $(4,361)
     Fair value of plan assets at year end...     11,363      11,279        ---        ---
                                                -------------------------------------------
     Funded status of the plan...............   $ (1,943)   $ (1,208)   $(4,962)   $(4,361)
                                                ===========================================
     Accrued benefit cost recognized in the
       consolidated balance sheets...........   $   (253)   $   (404)   $(5,323)   $(5,053)
     Net periodic benefit cost...............        719       1,999        474        786
     Benefits paid...........................      2,475       1,563        197        170
     Contributions...........................        870         865        ---        ---

                                            PENSION BENEFITS     OTHER BENEFITS
                                            ------------------------------------
     WEIGHTED-AVERAGE ASSUMPTIONS           1998       1997      1998      1997
                                            ------------------------------------
     Discount rate.......................   6.75%      7.25%     6.75%     7.25%
     Expected return on plan assets......   9.00%      9.00%      ---       ---
     Rate of compensation increase.......   4.50%      4.50%      ---       ---

     The annual assumed rate of increase in the per capita cost of covered benefits is 8% for 1998 and 9% for 1997, and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter.

     The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1998 by $228,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1998 by $68,000.

     The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Company contributions to the profit-sharing and savings plan charged to operations were $2,176,000, $2,065,000 and $1,783,000 for 1998, 1997 and
     1996, respectively.

4.   REINSURANCE

     The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, to allow management to control exposure to potential losses arising from large risks, and to provide additional capacity for growth. Life insurance in force ceded at December 31, 1998 and 1997 was $7.0 billion and $7.4 billion, respectively.

     Principal reinsurance transactions for the years ended December 31, 1998, 1997 and 1996 are summarized as follows:

                                                 1998        1997        1996
                                                 -------------------------------
                                                         (IN THOUSANDS)
     Reinsurance ceded:
       Premiums paid..........................   $46,391     $33,872     $25,442
                                                 ===============================
       Commissions received...................   $ 5,647     $ 5,173     $ 4,669
                                                 -------------------------------
       Claim recoveries.......................   $20,166     $12,136     $ 5,235
                                                 ===============================

     In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1998 and 1997, the Company had established receivables totaling $407,891,000 and $397,519,000, respectively, for reserve credits, reinsurance claims and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. The amount of reinsurance assumed is not significant.

     In 1997, the Company transferred, through a 100% coinsurance agreement, $318 million in policy reserves and claim liabilities reduced by a ceding commission of $63 million and other related items. The agreement related to a block of universal life and traditional life insurance business. The Company recorded a pretax gain of $14.625 million which is deferred in other liabilities and amortized to income over the estimated life of the business transferred, estimated to be 15 years. Amortization of this deferred gain during 1998 amounted to $1,358,000.

5.   INCOME TAXES

     The Company files a life/nonlife consolidated federal income tax return with SBMHC. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized gains (losses) on securities available-for-sale.

     Income tax expense (benefit) consists of the following for the years ended December 31, 1998, 1997 and 1996:

                                                1998        1997         1996
                                                --------------------------------
                                                         (IN THOUSANDS)
     Current.................................   $21,931     $32,194      $12,528
     Deferred................................       430     (10,627)       8,343
                                                --------------------------------
                                                $22,361     $21,567      $20,871
                                                ================================

     The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends-received deductions and tax credits.

     Net deferred tax assets or liabilities consist of the following:

                                                                 DECEMBER 31
                                                               1998        1997
                                                             -------------------
                                                                (IN THOUSANDS)
     Deferred tax assets:
        Future policy benefits............................   $ 5,432     $ 9,869
        Employee benefits.................................     8,110       6,487
        Deferred gain on coinsurance agreement............     4,475       4,970
        Other.............................................    11,147       8,747
                                                             -------------------
     Total deferred tax assets............................    29,164      30,073

     Deferred tax liabilities:
        Deferred policy acquisition costs.................   $55,540     $53,173
        Net unrealized appreciation on securities
          available-for-sale..............................    20,034      18,115
        Deferred gain on investments......................     7,772       8,378
        Depreciation......................................     1,499       1,935
        Other.............................................     5,043       6,733
                                                             -------------------
     Total deferred tax liabilities.......................    89,888      88,334
                                                             -------------------
     Net deferred tax liabilities.........................   $60,724     $58,261
                                                             ===================

6.   CONDENSED FAIR VALUE INFORMATION

     SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in NOTE 1.

     SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                                   DECEMBER 31, 1998         DECEMBER 31, 1997
                                                -------------------------------------------------
                                                CARRYING                   CARRYING
                                                 AMOUNT      FAIR VALUE     AMOUNT     FAIR VALUE
                                                -------------------------------------------------
                                                                 (IN THOUSANDS)
     Supplementary contracts
       without life contingencies............   $   27,105   $   27,353   $   29,890   $   30,189
     Individual and group annuities..........    2,147,665    2,005,939    1,894,605    1,713,509
     Long-term debt..........................       60,000       69,909       65,000       71,793

7.   COMMITMENTS AND CONTINGENCIES

     The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,155,000, $1,018,000 and $1,108,000 during 1998, 1997 and 1996, respectively. The
     Company has aggregate future lease commitments at December 31, 1998 of $4,406,000 for noncancelable operating leases consisting of $1,272,000 in 1999, $1,231,000 in 2000, $1,082,000 in 2001 and $821,000 in 2002. There
     are no noncancelable lease commitments beyond 2002.

     In addition, in 2001, under the terms of one of the operating leases, the Company has the option to renew the lease for another five years, purchase the asset for approximately $4.7 million, or return the asset to the lessor and pay a termination charge of approximately $3.7 million.

     In connection with its investments in low-income housing partnerships, the Company is committed to invest additional capital of $9,190,000 in 1999.

     Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued no additional reserves for these insolvencies in 1998. At December 31, 1998, the Company has reserved $2,142,000 to cover current and estimated future assessments, net of related premium tax credits.

8.   LONG-TERM DEBT AND OTHER BORROWINGS

     The Company has a $61.5 million line-of-credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at 0.1% over the Federal Funds rate. No amounts were outstanding at December 31, 1998 and 1997.

     The Company has two separate $5 million advances from the Federal Home Loan Bank of Topeka. The advances are due February 26, 1999 and February 28, 2001 and carry interest rates of 5.76% and 6.04%, respectively.

     In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas
     Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

9.   RELATED-PARTY TRANSACTIONS

     The Company owns shares of mutual funds managed by Security Management Company, LLC with net asset values totaling $108,285,000 and $85,950,000 at December 31, 1998 and 1997, respectively. These amounts are included in equity securities on the consolidated balance sheets.

10.  STATUTORY INFORMATION

     The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. In addition, in March 1998, the NAIC adopted the codification of Statutory Accounting Principles (the Codification). Once implemented, the definitions of what comprises prescribed versus permitted statutory accounting practices may result in changes to accounting policies that insurance enterprises use to prepare their statutory financial statements. The implementation date is ultimately dependent on an insurer's state of domicile. The Company does not expect a material impact on its statutory financial statements resulting from the implementation of codification. Statutory capital and surplus of the insurance operations are $427,350,000 and $382,005,000 at December 31, 1998 and 1997, respectively. Statutory net income of the insurance operations are $50,371,000, $42,950,000 and $37,946,000 for the years ended December
     31, 1998, 1997 and 1996, respectively.

11.  IMPACT OF YEAR 2000 (UNAUDITED)

     Over the past few years, the Company has been assessing the potential impact of the year 2000 on its systems, procedures, customers and business processes. The year 2000 assessment provided information used to determine what system components needed to be changed or replaced to minimize the impact of the calendar change from 1999 to 2000.

     The Company will continue to use internal and external resources to modify, replace and test the year 2000 changes. All identified modifications to critical operating systems have been completed as of December 31, 1998, and the Company continues to validate completed systems to ensure ongoing compliance. Management estimates 100% of the identified modifications to other less-important operating systems will be completed by June 30, 1999. In any event, all identified modifications are expected to be completed prior to any anticipated impact on Company operations. Total costs of the modifications have been immaterial to the Company's operations and have been expensed as incurred.

     The Company does face the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with the Company due to the third party's inability to resolve its own year 2000 issues. The Company completed an inventory of external relationships, is engaged in discussions with such third parties and is requesting information as to those parties' year 2000 plans and states of readiness. The Company, however, is unable to predict with certainty to what extent its external relationships will be year 2000 ready. However, third-party vendors of the Company's primary administrative systems have represented to the Company that the systems are or will be year 2000 ready.

     While the Company believes that it has addressed its year 2000 concerns, the Company has begun to strengthen its contingency/recovery plans aimed at ensuring the continuity of critical business functions before, on and after December 31, 1999. The Company expects contingency/recovery planning to be substantially complete by July 1, 1999. The year 2000 contingency plans will be reviewed periodically throughout 1999 and revised as needed. The Company believes its year 2000 contingency plans, coupled with existing disaster recovery and business resumption plans, minimize the impact year 2000 issues may have on its business and customers.

                                    APPENDIX

                            DEATH BENEFIT PERCENTAGES
   AGE         PERCENTAGE            AGE        PERCENTAGE            AGE       PERCENTAGE              AGE        PERCENTAGE
   0-40           250%                50           185%                60           130%                70            115%
    41            243                 51           178                 61           128                 71            113
    42            236                 52           171                 62           126                 72            111
    43            229                 53           164                 63           124                 73            109
    44            222                 54           157                 64           122                 74            107
    45            215                 55           150                 65           120                75-90          105
    46            209                 56           146                 66           119                 91            104
    47            203                 57           142                 67           118                 92            103
    48            197                 58           138                 68           117                 93            102
    49            191                 59           134                 69           116                 94            101

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                  700 SW HARRISON STREET, TOPEKA, KANSAS 66636

                             SECURITY ELITE BENEFIT
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                  IMPORTANT INFORMATION ABOUT THIS ILLUSTRATION


   Security Elite Benefit is a flexible premium variable life insurance policy offered by Security Benefit. Under the policy, net premiums and Accumulated Value may be allocated among eleven underlying investment accounts ("Variable Accounts") and the Fixed Account of Security Benefit.

   THE PURPOSE OF THIS ILLUSTRATION IS TO SHOW HOW THE PERFORMANCE OF THE VARIABLE ACCOUNTS COULD AFFECT THE DEATH BENEFITS, ACCUMULATED VALUES AND NET CASH SURRENDER VALUES OF A HYPOTHETICAL POLICY OVER AN EXTENDED PERIOD OF TIME ASSUMING HYPOTHETICAL RATES OF RETURN EQUIVALENT TO CONSTANT GROSS ANNUAL RATES OF 0%, 6% AND 12% (AFTER ANY DEDUCTION FOR EXPENSES AND CHARGES SHOWN BELOW).

   The rates of return shown on these tables are hypothetical and should not be deemed a representation of past rates of return, or a projection or prediction of future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the premium allocation chosen by the Policyowner. The policies illustrated include the following:

1. Male, age 40, Preferred Rating Class (based on tobacco use), Option A, $10,000 annual premium, Current Cost of Insurance Rates and Current Mortality and Expense Risk and Administrative Charges (page 59).

2. Male, age 40, Preferred Rating Class (based on tobacco use), Option A, $10,000 annual premium, Guaranteed Cost of Insurance Rates and Guaranteed Mortality and Expense Risk and Administrative Charges (page 60).

3. Male, age 40, Preferred Rating Class (based on tobacco use), Option B, $25,000 annual premium, Current Cost of Insurance Rates and Current Mortality and Expense Risk and Administrative Charges (page 61).

4. Male, age 40, Preferred Rating Class (based on tobacco use), Option B, $25,000 annual premium, Guaranteed Cost of Insurance Rates and Guaranteed Mortality and Expense Risk and Administrative Charges (page 62).

   The values would be different from those shown if the gross annual investment rates of return averaged 0%, 6% or 12% over a period of years, but also fluctuated above or below those averages for individual policy years.

   The fourth column of each table, labeled "Total Premiums Paid Plus Interest at 5%," shows the amount that would accumulate if an amount equal to the annual premium (after taxes) were invested to earn interest at 5% compounded annually. These illustrations assume that no policy loans have been made. No representation can be made by Security Benefit that the assumed rates of return can be achieved for any one year or sustained over any period of time. These illustrations assume that all premiums are paid when due and that no policy loans have been made. A POLICY MAY LAPSE DUE TO INSUFFICIENT PREMIUMS, EXCESSIVE LOANS OR WITHDRAWALS, OR POOR FUND PERFORMANCE.


   The amounts shown for the Death Benefits and Net Cash Surrender Values reflect the fact that the net investment return on the Variable Accounts is lower than the gross investment return on the assets as a result of charges levied against the Accounts, including "Current" or "Guaranteed" daily mortality and expense risk charges. (The "Current" mortality and expense charge is equal to an annual rate of .90% of the average daily net assets of each Account in the first ten Policy Years and .70% thereafter, and the "Guaranteed" rate is .90% for all Policy Years. The "Current" administrative charge is equal to an annual rate of .35% in the first ten Policy Years and .25% thereafter, and the "Guaranteed" rate is .35% in all Policy Years.) These values also take into account the following: (i) a premium load of 2.5%, although the premium load may be more or less than this amount depending on the state in which the policy is issued; and, (ii) a "Current" or "Guaranteed" monthly charge for cost of insurance. (The illustrations based on "CURRENT COST OF INSURANCE RATE AND CURRENT MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES" assume that the charges currently assessed by Security Benefit are charged throughout the life of the policy. The illustrations based on "GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES" assume that the maximum monthly charges permitted under the policy are assessed throughout the life of the policy). In addition, the values reflect other charges that are paid by the underlying Fund in which the Variable Accounts invest, including investment advisory fees, which are indirectly borne by the Variable Accounts. The expenses of the Fund are not fixed or specified under the terms of the policy and are described in the Fund Prospectus. The expenses of the Fund are assumed to be equal to an annual rate of 1.01% of the aggregate average daily net assets of the Fund. The amounts shown would differ if unisex rates were used or if the insured were female and female rates were used. The amounts would also differ if the insured were a tobacco user and standard rates were used.

   The total Fund expense of 1.01% is an estimated average expense of the expenses associated with the Series available under the Policy. For the year ended December 31, 1998, the total expenses of each Series of the Fund were the following percentages of the average daily net assets of the Series: 0.81% for Series A, 0.80% for Series B; 0.57% for Series C; 1.26% for Series D; 0.83% for Series E; 0.82% for Series J; 1.66% for Series K; 1.24% for Series M; 1.22% for Series N; 1.08% for Series O; and 0.82% for Series S. The estimated Fund expense of 1.01% may be more or less than the Fund expenses incurred depending on the actual expenses of the Series underlying the Variable Account(s) to which Accumulated Value is allocated.

   After deduction of the charges and Fund expenses described above, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.25%, 3.62%, and 9.48% in the tables based on guaranteed charges. In the tables based on current charges, the illustrated gross annual investment rates of return of 0%, 6% and 12% correspond to approximate net annual rates of -2.25%, 3.62%, and 9.48% in the first ten Policy Years and -1.95%, 3.93% and 9.82% thereafter. The hypothetical values shown in the tables do not reflect any charges against the Variable Accounts for income taxes that may be attributable to the Variable Accounts in the future, since Security Benefit is not currently making these charges. In the event that these charges are to be made, the gross annual investment rate would have to exceed 0%, 6% or 12% by an amount sufficient to cover the tax charges in order to produce the death benefits and Net Cash Surrender Values illustrated.

   This illustration reflects Security Benefit's current interpretation of Internal Revenue Code Section 7702 and 7702A and may not reflect a Policyowner's actual tax consequences. Based upon comparison of annual premium and future benefits under our current interpretation, this policy will not be subject to tax treatment as a modified endowment contract if the premiums as illustrated are paid when scheduled. The tests were done based on the values under the illustration bases. Tests done under other bases may produce different results. It is suggested that a Policyowner consult his or her professional tax advisor regarding the interpretation of the current and proposed tax laws. Additional information about the policy, including a description of death benefits, transfers, partial withdrawal benefits, and policy loans, is contained under "Summary of the Policy" and "The Policy" in this Prospectus.


   We will furnish upon request a comparable illustration reflecting the proposed Insured's Age, gender (unless unisex rates apply), Underwriting Class, Rating Class, Specified Amount, Death Benefit Option and premium amounts requested. In addition, upon request, illustrations will be furnished reflecting allocation of premiums to specified Variable Accounts. Such illustrations will reflect the expenses of the Series of the Fund in which the Variable Account invests.

THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option A
Initial Annual Premium:        $10,000

         BASED ON CURRENT COST OF INSURANCE RATES AND CURRENT MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

-------------------------------------------------------------------------------------------------------------------------------
                                         0% HYPOTHETICAL GROSS         6% HYPOTHETICAL GROSS     12% HYPOTHETICAL GROSS
                              TOTAL      ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN        ANNUAL INVESTMENT RETURN
                            PREMIUMS   ----------------------------------------------------------------------------------------
END OF                      INTEREST         NET CASH                   NET CASH                        NET CASH
POLICY           ANNUAL     INTEREST        SURRENDER      DEATH       SURRENDER        DEATH           SURRENDER      DEATH
 YEAR     AGE   PREMIUMS      AT 5%           VALUE       BENEFIT        VALUE         BENEFIT            VALUE       BENEFIT
-------------------------------------------------------------------------------------------------------------------------------
    1      41    $10,000      $10,500        $9,006      $750,000         $9,561      $750,000          $10,117       $750,000
    2      42    $10,000      $21,525       $16,691      $750,000        $18,316      $750,000          $20,007       $750,000
    3      43    $10,000      $33,101       $24,220      $750,000        $27,408      $750,000          $30,861       $750,000
    4      44    $10,000      $45,256       $31,597      $750,000        $36,851      $750,000          $42,771       $750,000
    5      45    $10,000      $58,019       $38,825      $750,000        $46,658      $750,000          $55,840       $750,000

    6      46    $10,000      $71,420       $45,906      $750,000        $56,842      $750,000          $70,181       $750,000
    7      47    $10,000      $85,491       $52,844      $750,000        $67,419      $750,000          $85,918       $750,000
    8      48    $10,000     $100,266       $59,642      $750,000        $78,404      $750,000         $103,187       $750,000
    9      49    $10,000     $115,779       $66,302      $750,000        $89,812      $750,000         $122,136       $750,000
   10      50    $10,000     $132,068       $72,827      $750,000       $101,660      $750,000         $142,930       $750,000

   11      51    $10,000     $149,171       $79,463      $750,000       $114,314      $750,000         $166,253       $750,000
   12      52    $10,000     $167,130       $85,985      $750,000       $127,494      $750,000         $191,924       $750,000
   13      53    $10,000     $185,986       $92,394      $750,000       $141,225      $750,000         $220,179       $750,000
   14      54    $10,000     $205,786       $98,692      $750,000       $155,528      $750,000         $251,279       $750,000
   15      55    $10,000     $226,575      $104,881      $750,000       $170,427      $750,000         $285,509       $750,000

   16      56    $10,000     $248,404      $110,964      $750,000       $185,948      $750,000         $323,185       $750,000
   17      57    $10,000     $271,324      $116,942      $750,000       $202,116      $750,000         $364,653       $750,000
   18      58    $10,000     $295,390      $122,816      $750,000       $218,958      $750,000         $410,295       $750,000
   19      59    $10,000     $320,660      $128,589      $750,000       $236,502      $750,000         $460,532       $750,000
   20      60    $10,000     $347,193      $134,262      $750,000       $254,778      $750,000         $515,826       $750,000

   25      65    $10,000     $501,135      $160,288      $750,000       $357,561      $750,000         $885,929     $1,080,833
   30      70    $10,000     $697,609      $179,998      $750,000       $481,141      $750,000       $1,474,669     $1,710,616
-------------------------------------------------------------------------------------------------------------------------------

All Premiums illustrated are assumed to be paid at the beginning of the Policy Year.

This illustration assumes that no policy loans or withdrawals have been made.
--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option A
Initial Annual Premium:        $10,000

      BASED ON GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES


-------------------------------------------------------------------------------------------------------------------------------
                                         0% HYPOTHETICAL GROSS         6% HYPOTHETICAL GROSS     12% HYPOTHETICAL GROSS
                              TOTAL      ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN        ANNUAL INVESTMENT RETURN
                            PREMIUMS   ----------------------------------------------------------------------------------------
END OF                      INTEREST         NET CASH                   NET CASH                        NET CASH
POLICY           ANNUAL     INTEREST        SURRENDER      DEATH       SURRENDER        DEATH           SURRENDER      DEATH
 YEAR     AGE   PREMIUMS      AT 5%           VALUE       BENEFIT        VALUE         BENEFIT            VALUE       BENEFIT
-------------------------------------------------------------------------------------------------------------------------------
    1      41    $10,000     $10,500         $7,795      $750,000         $8,311      $750,000           $8,829       $750,000
    2      42    $10,000     $21,525        $15,302      $750,000        $16,810      $750,000          $18,380       $750,000
    3      43    $10,000     $33,101        $22,523      $750,000        $25,498      $750,000          $28,720       $750,000
    4      44    $10,000     $45,256        $29,452      $750,000        $34,372      $750,000          $39,914       $750,000
    5      45    $10,000     $58,019        $36,085      $750,000        $43,429      $750,000          $52,038       $750,000

    6      46    $10,000     $71,420        $42,408      $750,000        $52,660      $750,000          $65,167       $750,000
    7      47    $10,000     $85,491        $48,418      $750,000        $62,062      $750,000          $79,394       $750,000
    8      48    $10,000    $100,266        $54,109      $750,000        $71,634      $750,000          $94,821       $750,000
    9      49    $10,000    $115,779        $59,471      $750,000        $81,368      $750,000         $111,556       $750,000
   10      50    $10,000    $132,068        $64,493      $750,000        $91,256      $750,000         $129,722       $750,000

   11      51    $10,000    $149,171        $69,150      $750,000       $101,279      $750,000         $149,445       $750,000
   12      52    $10,000    $167,130        $73,414      $750,000       $111,413      $750,000         $170,860       $750,000
   13      53    $10,000    $185,986        $77,249      $750,000       $121,626      $750,000         $194,118       $750,000
   14      54    $10,000    $205,786        $80,613      $750,000       $131,884      $750,000         $219,388       $750,000
   15      55    $10,000    $226,575        $83,473      $750,000       $142,158      $750,000         $246,871       $750,000

   16      56    $10,000    $248,404        $85,787      $750,000       $152,414      $750,000         $276,793       $750,000
   17      57    $10,000    $271,324        $87,522      $750,000       $162,626      $750,000         $309,424       $750,000
   18      58    $10,000    $295,390        $88,655      $750,000       $172,779      $750,000         $345,083       $750,000
   19      59    $10,000    $320,660        $89,132      $750,000       $182,832      $750,000         $384,116       $750,000
   20      60    $10,000    $347,193        $88,884      $750,000       $192,732      $750,000         $426,923       $750,000

   25      65    $10,000    $501,135        $73,363      $750,000       $237,438      $750,000         $715,007       $872,309
   30      70    $10,000    $697,609        $20,979      $750,000       $265,100      $750,000       $1,161,118     $1,346,897
-------------------------------------------------------------------------------------------------------------------------------

All Premiums illustrated are assumed to be paid at the beginning of the Policy Year.

This  illustration  assumes that no policy loans or withdrawals  have been made.
--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option B
Initial Annual Premium:        $25,000

         BASED ON CURRENT COST OF INSURANCE RATES AND CURRENT MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES

-------------------------------------------------------------------------------------------------------------------------------
                                         0% HYPOTHETICAL GROSS         6% HYPOTHETICAL GROSS     12% HYPOTHETICAL GROSS
                              TOTAL      ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN        ANNUAL INVESTMENT RETURN
                            PREMIUMS   ----------------------------------------------------------------------------------------
END OF                      INTEREST         NET CASH                   NET CASH                        NET CASH
POLICY           ANNUAL     INTEREST        SURRENDER      DEATH       SURRENDER        DEATH           SURRENDER      DEATH
 YEAR     AGE   PREMIUMS      AT 5%           VALUE       BENEFIT        VALUE         BENEFIT            VALUE       BENEFIT
-------------------------------------------------------------------------------------------------------------------------------
    1      41    $25,000       $26,250      $23,296        $773,296        $24,708      $774,708        $26,121       $776,121
    2      42    $25,000       $53,813      $44,916        $794,916        $49,122      $799,122        $53,494       $803,494
    3      43    $25,000       $82,753      $66,051        $816,051        $74,418      $824,419        $83,463       $833,463
    4      44    $25,000      $113,141      $86,711        $836,711       $100,631      $850,631       $116,275       $866,275
    5      45    $25,000      $145,048     $106,906        $856,906       $127,791      $877,791       $152,198       $902,198

    6      46    $25,000      $178,550     $126,648        $876,648       $155,935      $905,935       $191,528       $941,528
    7      47    $25,000      $213,728     $145,947        $895,947       $185,097      $935,097       $234,588       $984,588
    8      48    $25,000      $250,664     $164,811        $914,812       $215,314      $965,314       $281,731     $1,031,731
    9      49    $25,000      $289,447     $183,253        $933,253       $246,625      $996,625       $333,346     $1,083,346
   10      50    $25,000      $330,170     $201,279        $951,279       $279,068    $1,029,068       $389,855     $1,139,856

   11      51    $25,000      $372,928     $219,568        $969,568       $313,638    $1,063,638       $453,099     $1,203,099
   12      52    $25,000      $417,825     $237,501        $987,501       $349,568    $1,099,568       $522,551     $1,272,551
   13      53    $25,000      $464,966     $255,084      $1,005,084       $386,911    $1,136,911       $598,820     $1,348,820
   14      54    $25,000      $514,464     $272,324      $1,022,324       $425,722    $1,175,722       $682,577     $1,432,577
   15      55    $25,000      $566,437     $289,228      $1,039,228       $466,061    $1,216,061       $774,555     $1,524,555

   16      56    $25,000      $621,009     $305,802      $1,055,802       $507,986    $1,257,986       $875,562     $1,625,562
   17      57    $25,000      $678,310     $322,053      $1,072,053       $551,560    $1,301,560       $986,485     $1,736,485
   18      58    $25,000      $738,475     $337,988      $1,087,988       $596,848    $1,346,848     $1,108,296     $1,858,296
   19      59    $25,000      $801,649     $353,612      $1,103,612       $643,917    $1,393,917     $1,242,064     $1,992,064
   20      60    $25,000      $867,981     $368,931      $1,118,931       $692,838    $1,442,838     $1,388,964     $2,138,964

   25      65    $25,000    $1,257,836     $440,017      $1,190,017       $966,635    $1,716,635     $2,368,930     $3,118,930
   30      70    $25,000    $1,750,401     $499,000      $1,249,000     $1,292,489    $2,042,489     $3,927,041     $4,677,041
-------------------------------------------------------------------------------------------------------------------------------

All Premiums illustrated are assumed to be paid at the beginning of the Policy Year.

This  illustration  assumes that no policy loans or withdrawals  have been made.
--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED

                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                         700 HARRISON, TOPEKA, KS 66636

                             SECURITY ELITE BENEFIT
                A Flexible Premium Variable Life Insurance Policy


Illustration for:              Male, Age 40, Preferred
Initial Specified Amount:      $750,000, Option B
Initial Annual Premium:        $25,000

      BASED ON GUARANTEED COST OF INSURANCE RATES AND GUARANTEED MORTALITY
                   AND EXPENSE RISK AND ADMINISTRATIVE CHARGES


-------------------------------------------------------------------------------------------------------------------------------
                                         0% HYPOTHETICAL GROSS         6% HYPOTHETICAL GROSS     12% HYPOTHETICAL GROSS
                              TOTAL      ANNUAL INVESTMENT RETURN      ANNUAL INVESTMENT RETURN        ANNUAL INVESTMENT RETURN
                            PREMIUMS   ----------------------------------------------------------------------------------------
END OF                      INTEREST         NET CASH                   NET CASH                        NET CASH
POLICY           ANNUAL     INTEREST        SURRENDER      DEATH       SURRENDER        DEATH           SURRENDER      DEATH
 YEAR     AGE   PREMIUMS      AT 5%           VALUE       BENEFIT        VALUE         BENEFIT            VALUE       BENEFIT
-------------------------------------------------------------------------------------------------------------------------------
    1      41    $25,000       $26,250       $22,070        $772,070      $23,443        $773,444        $24,818      $774,818
    2      42    $25,000       $53,813       $43,512        $793,512      $47,598        $797,598        $51,848      $801,848
    3      43    $25,000       $82,753       $64,331        $814,331      $72,482        $822,482        $81,291      $831,291
    4      44    $25,000      $113,141       $84,527        $834,527      $98,105        $848,105       $113,363      $863,363
    5      45    $25,000      $145,048      $104,100        $854,100     $124,482        $874,482       $148,295      $898,296

    6      46    $25,000      $213,728      $141,352        $891,352     $179,516        $929,516       $227,767      $977,767
    8      48    $25,000      $250,664      $159,029        $909,029     $208,199        $958,199       $272,892    $1,022,892
    9      49    $25,000      $289,447      $176,065        $926,065     $237,669        $987,669       $322,037    $1,072,037
   10      50    $25,000      $330,170      $192,453        $942,453     $267,932      $1,017,932       $375,561    $1,125,561

   11      51    $25,000      $372,928      $208,171        $958,171     $298,977      $1,048,977       $433,839    $1,183,839
   12      52    $25,000      $417,825      $223,188        $973,188     $330,788      $1,080,788       $497,277    $1,247,277
   13      53    $25,000      $464,966      $237,470        $987,470     $363,340      $1,113,340       $566,309    $1,316,309
   14      54    $25,000      $514,464      $250,975      $1,000,975     $396,599      $1,146,599       $641,403    $1,391,403
   15      55    $25,000      $566,437      $263,667      $1,013,667     $430,537      $1,180,537       $723,080    $1,473,080

   16      56    $25,000      $621,009      $275,507      $1,025,507     $465,117      $1,215,117       $811,902    $1,561,902
   17      57    $25,000      $678,310      $286,461      $1,036,461     $500,311      $1,250,311       $908,492    $1,658,492
   18      58    $25,000      $738,475      $296,512      $1,046,512     $536,102      $1,286,102     $1,013,548    $1,763,548
   19      59    $25,000      $801,649      $305,608      $1,055,608     $572,436      $1,322,436     $1,127,796    $1,877,796
   20      60    $25,000      $867,981      $313,681      $1,063,681     $609,243      $1,359,243     $1,252,015    $2,002,015

   25      65    $25,000    $1,257,836      $335,568      $1,085,568     $796,714      $1,546,715     $2,054,528    $2,804,528
   30      70    $25,000    $1,750,401      $316,466      $1,066,466     $976,432      $1,726,432     $3,266,831    $4,016,831
-------------------------------------------------------------------------------------------------------------------------------

All Premiums illustrated are assumed to be paid at the beginning of the Policy Year.

This illustration assumes that no policy loans or withdrawals have been made.
--------------------------------------------------------------------------------
THE HYPOTHETICAL INVESTMENT RATES SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE TO VARIABLE ACCOUNTS BY THE OWNER AND THE EXPERIENCE OF THE ACCOUNTS. NO REPRESENTATION CAN BE MADE BY SECURITY BENEFIT LIFE, THE SEPARATE ACCOUNT OR THE FUND THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.
--------------------------------------------------------------------------------
THIS ILLUSTRATION IS VALID ONLY AS PART OF THE PROSPECTUS AND ONLY IF ALL PAGES ARE INCLUDED

PART II.  ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement on Form S-6 comprises the following papers and documents:

       The facing sheet.
       The Security Elite Benefit Prospectus consisting of 63 pages (including illustrations). The undertaking to file reports.
       The signatures
       Written consent of the following persons (included in the exhibits shown below):
             Ernst & Young LLP, Independent Auditors

The following exhibits:

1. (1) Certified resolution of the Board of Directors of the Depositor dated September 13, 1993. (c)

    (2)  Not applicable.

    (3) (a) Distribution Agreement Between Security Benefit Life Insurance Company and Security Distributors, Inc. (c)

         (b) Form of Selling Agreement Between Security Distributors, Inc. and Various Broker/Dealers. (c)

         (c) Not applicable

    (4)  Not applicable.

    (5)  (a) Flexible Premium Variable Life Insurance Policy. (c)

         (b) Accelerated Benefit for Terminal Illness Rider. (c)

         (c) Waiver of Monthly Deduction Rider. (c)

         (d) Extended Guaranteed Death Benefit Rider. (c)

         (e) Annual Renewable and Convertible Level Term Insurance Rider. (c)

    (6) (a) Articles of Incorporation of Security Benefit Life Insurance Company.(b)

         (b) Bylaws of Security Benefit Life Insurance Company. (b)

    (7)  Not applicable.

    (8)  Not applicable.

    (9) Purchase Agreement between Security Benefit Life Insurance Company and SBL Fund. (c)

    (10) Application for Flexible Premium Variable Life Insurance Policy and General Questionnaire.(a)

2. Opinion and Consent of legal officer of Security Benefit as to the legality of the Policies being registered.

3.  Not applicable.

4.  Not applicable.

5.  Not applicable.

6.  Consent of Independent Auditors.

7.  Opinion of Actuary. (c)

8.  Memorandum Describing Issuance, Transfer, and Redemption Procedures.(c)

9.  Not applicable.

10. Powers of Attorney.

    (a)  Incorporated   herein  by  reference   to  the   Exhibits   filed  with
         Post-Effective Amendment No. 3 to Registrant's Registration Statement 33-77322 (April 30, 1997).

    (b) Incorporated herein by reference to the Exhibits filed with Variflex Separate Account Post-Effective Amendment No. 20 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940 to Registration Statement No. 2-89328 (November 1, 1998).

    (c)  Incorporated   herein  by  reference  to  the  Exhibits  filed  in  the
         Post-Effective  Amendment  No.  5  to  the  Registrant's   Registration
         Statement 33-77322 (March 1, 1999).

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereinafter duly adopted pursuant to authority conferred in that section.

Pursuant to ss.26(e)(2)(A) of the Investment Company Act of 1940, the Depositor hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, Security Varilife Separate Account (Security Elite Benefit), certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned thereunto as duly authorized, in the City of Topeka, and State of Kansas on this 28th day of April, 1999.

SIGNATURES AND TITLES

Howard R. Fricke                     SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, Chairman of the Board      (The Depositor)
and Chief Executive Officer
                                     By: ROGER K. VIOLA
                                     -------------------------------------------
Thomas R. Clevenger                  Roger K. Viola, Senior Vice President,
Director                             General Counsel and Secretary as
                                     Attorney-In-Fact for the Officers and
Sister Loretto Marie Colwell         Directors Whose Names Appear Opposite
Director
                                     SECURITY VARILIFE SEPARATE ACCOUNT
John C. Dicus                        (The Registrant)
Director
                                     By: SECURITY BENEFIT LIFE INSURANCE COMPANY
Steven J. Douglass                       (The Depositor)
Director
                                     By: HOWARD R. FRICKE
William W. Hanna                         ---------------------------------------
Director                                 Howard R. Fricke, Chairman of the Board
                                         and Chief Executive Officer
John E. Hayes, Jr.
Director                             By: DONALD J. SCHEPKER
                                         ---------------------------------------
Laird G. Noller                          Donald J. Schepker, Senior Vice
Director                                 President, Chief Financial Officer
                                         and Treasurer
Frank C. Sabatini
Director                             (ATTEST): ROGER K. VIOLA
                                               ---------------------------------
Robert C. Wheeler                              Roger K. Viola, Senior Vice
Director                                       President, General Counsel
                                               and Secretary

                                          Date:  April 28, 1999

                                  EXHIBIT INDEX

   (1)  (1)       None
        (2)       None
        (3)  (a)  None

             (b)  None
             (c)  None

        (4)       None
        (5)  (a)  None

             (b)  None
             (c)  None
             (d)  None
             (e)  None

        (6)  (a)  None
             (b)  None

        (7)       None
        (8)       None
        (9)       None

       (10)       None

   (2)            Opinion of Counsel

   (3)            None

   (4)            None

   (5)            None

   (6)            Consent of Independent Auditors

   (7)            Non

   (8)            None

   (9)            None

  (10)            Powers of Attorney